AMERICAN SEPARATE ACCOUNT NO. 2

ANNUAL REPORT

December 31, 2025

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Deloitte & Touche LLP 695 East Main Street Stamford, CT 06901-2150 USA Tel:+1 203 708 4000 Fax:+1 203 705 5455 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Wilton Reassurance Life Company of New York and the contract owners of American Separate Account No. 2

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of each of the subaccounts of American Separate Account No. 2 (the “Account”) listed in Note 1 (collectively, the “Subaccounts”) as of December 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, except for the Subaccounts included in the table below; the financial highlights for the Subaccounts and periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Subaccount	Financial Highlights

American Funds The Bond Fund of America	For the years ended December 31, 2025 and 2024 and period from November 3, 2023 (commencement of operations) to December 31, 2023
DFA Dimensional VA U.S. Targeted Value Portfolio
Fidelity VIP Index 500 Portfolio
Goldman Sachs Goldman Sachs Government Money Market Fund
Vanguard Balanced Portfolio
Vanguard Mid Cap Index Portfolio
Vanguard Short-Term Investment-Grade Portfolio
Vanguard Small Company Growth Portfolio

The financial highlights presented for the years ended December 31, 2022 and 2021 were audited by other auditors whose report, dated May 1, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

April 17, 2026

We have served as the auditor of American Separate Account No. 2 since 2024.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

	American Funds	Calvert	DFA	DWS

	The Bond Fund of America	Calvert VP SRI Balanced Portfolio	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP

Investments at fair value
(Cost:
The Bond Fund of America – $761
Calvert VP SRI Balanced Portfolio – $152
Dimensional VA U.S. Targeted Value Portfolio – $8,632
DWS Capital Growth VIP – $11,383)
(Notes 2 and 3)	$778	$201	$8,850	$17,185
Due From (To) the Company	23	(4)	(2)	(24)

Net Assets	$801	$197	$8,848	$17,161

Number of Units Outstanding: (a)	70	17	665	64

Unit Value (b)(c):	$11.402	$11.518	$13.313	$267.612

(a)	Rounded to the nearest unit.
(b)	Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places.
(c)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Fidelity

	VIP Asset Manager 50% Portfolio	VIP Contrafund Portfolio	VIP Equity-Income Portfolio	VIP Index 500 Portfolio

Investments at fair value
(Cost:
VIP Asset Manager 50% Portfolio – $6,170
VIP Contrafund Portfolio – $131,050
VIP Equity-Income Portfolio – $13,350
VIP Index 500 Portfolio – $32,861)
(Notes 2 and 3)	$7,055	$197,758	$16,888	$50,336
Due From (To) the Company	(4)	(31)	(3)	49

Net Assets	$7,051	$197,727	$16,885	$50,385

Number of Units Outstanding: (a)	87	680	99	3,130

Unit Value (b)(c):	$80.717	$290.649	$170.043	$16.096

(a)	Rounded to the nearest unit.
(b)	Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places.
(c)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Goldman Sachs	Lincoln	Vanguard

	Goldman Sachs Government Money Market Fund	LVIP American Century Capital Appreciation Fund	Balanced Portfolio	International Portfolio

Investments at fair value
(Cost:
Goldman Sachs Government Money Market Fund – $104
LVIP American Century Capital Appreciation Fund – $11,041
Balanced Portfolio – $1,151
International Portfolio – $15,634)
(Notes 2 and 3)	$104	$11,902	$1,349	$18,949
Due From (To) the Company	—	(9)	(3)	(9)

Net Assets	$104	$11,893	$1,346	$18,940

Number of Units Outstanding: (a)	10	108	94	301

Unit Value (b)(c):	$10.888	$109.899	$14.359	$62.902

(a)	Rounded to the nearest unit.
(b)	Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places.
(c)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2025

	Vanguard

	Mid Cap Index Fund	Short-Term Investment-Grade Portfolio	Small Company Growth Portfolio

Investments at fair value
(Cost:
Mid Cap Index Fund – $2,344
Short-Term Investment-Grade Portfolio – $437
Small Company Growth Portfolio – $8,826
(Notes 2 and 3)	$3,037	$466	$11,057
Due From (To) the Company	—	(2)	(5)

Net Assets	$3,037	$464	$11,052

Number of Units Outstanding: (a)	215	41	849

Unit Value (b)(c):	$14.117	$11.426	$13.023

(a)	Rounded to the nearest unit.
(b)	Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places.
(c)	The difference between the recalculated and stated Unit Value is due to rounding

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2025

	American Funds	Calvert	DFA	DWS	Fidelity

	The Bond Fund of America	Calvert VP SRI Balanced Portfolio	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP	VIP Asset Manager 50% Portfolio	VIP Contrafund Portfolio

Investment Income and Expenses:
Dividend Income (Note 2)	$34	$3	$153	$8	$170	$258
Expenses (Note 4)	7	1	73	140	58	1,673

Net Investment Income (Loss)	27	2	80	(132)	112	(1,415)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	1	10	4	91	9	7,155
Realized gain (loss) from distributions	—	11	695	1,870	292	29,483

Net realized gain (loss) on investments	1	21	699	1,961	301	36,638

Net change in unrealized appreciation (depreciation) on investments	20	(2)	(125)	(44)	454	(73)

Net Realized and Unrealized Gain (Loss) on Investments	21	19	574	1,917	755	36,565

Net Increase (Decrease) in Net Assets Resulting From Operations	$48	$21	$654	$1,785	$867	$35,150

	Fidelity		Goldman Sachs	Lincoln	Vanguard

	VIP Equity- Income Portfolio	VIP Index 500 Portfolio	Goldman Sachs Government Money Market Fund	LVIP American Century Capital Appreciation Fund	Balanced Portfolio	International Portfolio

Investment Income and Expenses:
Dividend Income (Note 2)	$287	$537	$4	$6	$26	$146
Expenses (Note 4)	139	413	1	106	11	159

Net Investment Income (Loss)	148	124	3	(100)	15	(13)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	35	286	—	26	1	76
Realized gain (loss) from distributions	880	235	—	1,855	111	987

Net realized gain (loss) on investments	915	521	—	1,881	112	1,063

Net change in unrealized appreciation (depreciation) on investments	1,509	6,604	—	(1,121)	54	1,972

Net Realized and Unrealized Gain (Loss) on Investments	2,424	7,125	—	760	166	3,035

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,572	$7,249	$3	$660	$181	$3,022

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2025

	Vanguard

	Mid Cap Index Fund	Short-Term Investment- Grade Portfolio	Small Company Growth Portfolio

Investment Income and Expenses:
Dividend Income (Note 2)	$36	$19	$49
Expenses (Note 4)	26	4	92

Net Investment Income (Loss)	10	15	(43)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	4	—	22
Realized gain (loss) from distributions	142	—	700

Net realized gain (loss) on investments	146	—	722

Net change in unrealized appreciation (depreciation) on investments	133	11	(134)

Net Realized and Unrealized Gain (Loss) on Investments	279	11	588

Net Increase (Decrease) in Net Assets Resulting From Operations	$289	$26	$545

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2025 and 2024

	American Funds		Calvert		DFA

	The Bond Fund of America		Calvert VP SRI Balanced Portfolio		Dimensional VA U.S. Targeted Value Portfolio

	2025	2024	2025	2024	2025	2024

INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$27	$26	$2	$3	$80	$42
Net realized gain (loss) on investments	1	1	21	10	699	557
Net change in unrealized appreciation (depreciation) on investments	20	(22)	(2)	24	(125)	(50)

Net Increase (Decrease) in net assets resulting from operations	48	5	21	37	654	549

From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	—	—	—	—	(18)	—
Net transfers	1	—	(1)	(2)	—	—
Contract fees (Note 4)	(22)	(19)	(33)	(22)	(4)	(2)

Net Increase (Decrease) from unit transactions	(21)	(19)	(34)	(24)	(22)	(2)

NET INCREASE (DECREASE) IN NET ASSETS	27	(14)	(13)	13	632	547

NET ASSETS:
Beginning of Year	$774	$788	$210	$197	$8,216	$7,669

End of Year	$801	$774	$197	$210	$8,848	$8,216

Changes in Units:
Units outstanding, beginning of year	72	74	20	23	666	667

Units issued	—	—	—	—	—	—
Units redeemed	(2)	(2)	(3)	(3)	(1)	(1)

Net increase (decrease)	(2)	(2)	(3)	(3)	(1)	(1)

Units outstanding, end of year	70	72	17	20	665	666

(a) Less than $0.50.

(b) Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years Ended December 31, 2025 and 2024

	DWS		Fidelity

	DWS Capital Growth VIP		VIP Asset Manager 50% Portfolio			VIP Contrafund Portfolio

	2025	2024	2025	2024		2025	2024

INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$(132)	$(97)	$112	$99		$(1,415)	$(1,093)
Net realized gain (loss) on investments	1,961	1,113	301	43		36,638	21,413
Net change in unrealized appreciation (depreciation) on investments	(44)	2,122	454	296		(73)	22,728

Net Increase (Decrease) in net assets resulting from operations	1,785	3,138	867	438		35,150	43,048

From Unit Transactions:
Contributions	—	—	—	—		—	—
Withdrawals	(30)	—	—	—		(10,236)	(2,189)
Net transfers	(23)	(5)	(2)	—		(82)	41
Contract fees (Note 4)	— (a)	(11)	(34)	(31)		(150)	(141)

Net Increase (Decrease) from unit transactions	(53)	(16)	(36)	(31)		(10,468)	(2,289)

NET INCREASE (DECREASE) IN NET ASSETS	1,732	3,122	831	407		24,682	40,759

NET ASSETS:
Beginning of Year	$15,429	$12,307	$6,220	$5,813		$173,045	$132,286

End of Year	$17,161	$15,429	$7,051	$6,220		$197,727	$173,045

Changes in Units:
Units outstanding, beginning of year	64	64	88	88		717	727

Units issued	—	—	—	—		—	—
Units redeemed	— (b)	— (b)	(1)	—	(b)	(37)	(10)

Net increase (decrease)	— (b)	— (b)	(1)	—	(b)	(37)	(10)

Units outstanding, end of year	64	64	87	88		680	717

(a) Less than $0.50.

(b) Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years Ended December 31, 2025 and 2024

	Fidelity					Goldman Sachs

	VIP Equity-Income Portfolio			VIP Index 500 Portfolio		Goldman Sachs Government Money Market Fund

	2025	2024		2025	2024	2025		2024

INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$148	$130		$124	$157	$3		$3
Net realized gain (loss) on investments	915	839		521	177	—		—
Net change in unrealized appreciation (depreciation) on investments	1,509	826		6,604	8,093	—		—

Net Increase (Decrease) in net assets resulting from operations	2,572	1,795		7,249	8,427	3		3

From Unit Transactions:
Contributions	—	—		—	—	—		—
Withdrawals	—	—		(363)	(346)	—		—
Net transfers	(2)	3		30	25	—		2
Contract fees (Note 4)	(7)	(6)		(178)	(140)	(3)		(4)

Net Increase (Decrease) from unit transactions	(9)	(3)		(511)	(461)	(3)		(2)

NET INCREASE (DECREASE) IN NET ASSETS	2,563	1,792		6,738	7,966	—		1

NET ASSETS:
Beginning of Year	$14,322	$12,530		$43,647	$35,681	$104		$103

End of Year	$16,885	$14,322		$50,385	$43,647	$104		$104

Changes in Units:
Units outstanding, beginning of year	99	99		3,166	3,203	10		10

Units issued	—	—		—	—	—		—
Units redeemed	— (b)	—	(b)	(36)	(37)	—	(b)	—	(b)

Net increase (decrease)	— (b)	—	(b)	(36)	(37)	—	(b)	—	(b)

Units outstanding, end of year	99	99		3,130	3,166	10		10

(a) Less than $0.50.

(b) Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years Ended December 31, 2025 and 2024

	Lincoln		Vanguard

	LVIP American Century Capital Appreciation Fund		Balanced Portfolio			International Portfolio

	2025	2024	2025		2024	2025	2024

INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$(100)	$(93)	$15		$16	$(13)	$48
Net realized gain (loss) on investments	1,881	621	112		54	1,063	548
Net change in unrealized appreciation (depreciation) on investments	(1,121)	1,686	54		71	1,972	598

Net Increase (Decrease) in net assets resulting from operations	660	2,214	181		141	3,022	1,194

From Unit Transactions:
Contributions	—	—	—		—	—	—
Withdrawals	—	—	—		—	(36)	—
Net transfers	13	(13)	(1)		—	(3)	(1)
Contract fees (Note 4)	(37)	(36)	—		—	(52)	(44)

Net Increase (Decrease) from unit transactions	(24)	(49)	(1)		—	(91)	(45)

NET INCREASE (DECREASE) IN NET ASSETS	636	2,165	180		141	2,931	1,149

NET ASSETS:
Beginning of Year	$11,257	$9,092	$1,166		$1,025	$16,009	$14,860

End of Year	$11,893	$11,257	$1,346		$1,166	$18,940	$16,009

Changes in Units:
Units outstanding, beginning of year	109	109	94		94	302	303

Units issued	—	—	—		—	—	—
Units redeemed	(1)	— (b)	—	(b)	—	(1)	(1)

Net increase (decrease)	(1)	— (b)	—	(b)	—	(1)	(1)

Units outstanding, end of year	108	109	94		94	301	302

(a) Less than $0.50.

(b) Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Years Ended December 31, 2025 and 2024

	Vanguard

	Mid Cap Index Fund				Short-Term Investment-Grade Portfolio			Small Company Growth Portfolio

	2025		2024		2025	2024		2025		2024

INCREASE (DECREASE) IN NET ASSETS:
From Operations:
Net investment income (loss)	$10		$13		$15	$12		$(43)		$(35)
Net realized gain (loss) on investments	146		34		—	—		722		16
Net change in unrealized appreciation (depreciation) on investments	133		293		11	5		(134)		1,011

Net Increase (Decrease) in net assets resulting from operations	289		340		26	17		545		992

From Unit Transactions:
Contributions	—		—		—	—		—		—
Withdrawals	—		—		—	—		(24)		—
Net transfers	1		(2)		—	—		(2)		(1)
Contract fees (Note 4)	—		—		(4)	(3)		—		—

Net Increase (Decrease) from unit transactions	1		(2)		(4)	(3)		(26)		(1)

NET INCREASE (DECREASE) IN NET ASSETS	290		338		22	14		519		991

NET ASSETS:
Beginning of Year	$2,747		$2,409		$442	$428		$10,533		$9,542

End of Year	$3,037		$2,747		$464	$442		$11,052		$10,533

Changes in Units:
Units outstanding, beginning of year	215		215		41	41		851		851

Units issued	—	(b)	—		—	—		—		—
Units redeemed	—		—	(b)	—	—	(b)	(2	) (b)	— (b)

Net increase (decrease)	—	(b)	—	(b)	—	—	(b)	(2	) (b)	— (b)

Units outstanding, end of year	215		215		41	41		849		851

(a) Less than $0.50.

(b) Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization

American Separate Account No. 2 (“Separate Account No. 2 or the “Account”) of Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York) (“WRNY” or “the Company”) was established in conformity with New York Insurance Law and commenced operations on November 19, 1993, as a unit investment trust registered under the Investment Company Act of 1940. Separate Account No. 2 consists of 15 distinct Subaccounts (the “Subaccounts”). Separate Account No. 2 includes the following Subaccounts as of December 31, 2025:

•	American Funds Insurance Series (“American Funds”) - The Bond Fund of America

•	Calvert Variable Series, Inc. (“Calvert”) - Calvert VP SRI Balanced Portfolio

•	DFA Investment Dimensions Group Inc. (“DFA”) - Dimensional VA U.S. Targeted Value Portfolio

•	Deutsche DWS Variable Series I (“DWS”) - DWS Capital Growth VIP

•	Fidelity Investments Variable Insurance Products Funds (“Fidelity”)

○	VIP Asset Manager 50% Portfolio

○	VIP Contrafund Portfolio

○	VIP Equity-Income Portfolio

○	VIP Index 500 Portfolio

•	Goldman Sachs Variable Insurance Trust (“Goldman Sachs”) - Goldman Sachs Government Money Market Fund

•	Lincoln Variable Insurance Products Trust (“Lincoln”) - LVIP American Century Capital Appreciation Fund

•	Vanguard Variable Insurance Funds (“Vanguard”)

○	Balanced Portfolio

○	International Portfolio

○	Mid Cap Index Fund

○	Short-Term Investment-Grade Portfolio

○	Small Company Growth Portfolio

Separate Account No. 2 was formed by the Company to support the operations of the Company’s group and individual variable accumulation annuity contracts (“Contracts”). The assets of Separate Account No. 2 are segregated from each other into Subaccounts. The portion of Separate Account No. 2’s assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

A contractholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in group and individual variable accumulation annuity contracts issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

2. Significant Accounting Policies

The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies followed by Separate Account No. 2, which are in conformity with GAAP:

Segment Reporting — Each Subaccount of Separate Account No. 2 constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account No. 2 using information of each Subaccount. The Separate Account No. 2 is engaged in a single line of business as a registered unit investment trust. Separate Account No. 2 is a funding vehicle for group and individual variable accumulation annuity contracts issued by the Company to support the liabilities of the applicable contracts. The Separate Account No. 2’s CODM is a group of executives that consists of the Company’s Chief Operating Officer, Assistant General Counsel, and Controller.

The CODM uses the increase (decrease) in net assets from operations as the performance measure to make operational decisions while monitoring the net assets of each of the Subaccounts within Separate Account No. 2. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statement of Assets and Liabilities as net assets. The measure of segment profit and loss is reported on the Statement of Operations and Statement of Changes in Net Assets as increase (decrease) in net assets from operations. All assets and the increase (decrease) in net assets from operations are generated in the U.S.

Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 2 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

☐	Level 1 — quoted prices in active markets for identical investments.

☐	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

☐	Level 3 — significant unobservable inputs (including Separate Account No. 2’s own assumptions in determining the fair value of investments).

As of December 31, 2025, management determined that the fair value inputs for all Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the SEC and are valued at their closing net asset value as determined by the respective mutual fund, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

2. Significant Accounting Policies (continued)

Investment Valuation — Investments are fair valued based on the reported closing net asset values of the respective funds or portfolios, which in turn value their investments at fair value. Such investments are referred to as “Underlying Funds” of Separate Account No. 2.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

Federal Income Taxes — Separate Account No. 2 qualifies as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each Subaccount is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of the Company and the Company is taxed as a life insurance company under the Code. No income taxes are allocable to the Account. Separate Account No. 2 had no liability for unrecognized tax benefits as of December 31, 2025 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.

3. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share on December 31, 2025, were as follows:

Underlying Fund	Number of Shares	Net Asset Value per Share

American Funds Insurance Series:

Bond Fund of America — Class “1”	82	$9.52

Calvert Variable Series, Inc.:

Calvert VP SRI Balanced Portfolio — Class “I”	71	$2.85

DFA Investment Dimensions Group Inc.

Dimensional VA U.S. Targeted Value Portfolio	397	$22.28

Deutsche DWS Variable Series I:

DWS Capital Growth VIP — Class “A”	400	$42.96

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

3. Investments (continued)

Underlying Fund	Number of Shares	Net Asset Value per Share

Fidelity Investments Variable Insurance Products Funds:

VIP Asset Manager — “Initial” Class	400	$17.62

VIP Contrafund — “Initial” Class	3,302	$59.89

VIP Equity-Income — “Initial” Class	574	$29.43

VIP Index 500 Portfolio — “Initial” Class	76	$660.13

Goldman Sachs Variable Insurance Trust:

Goldman Sachs Government Money Market Fund — Class “I”	104	$1.00

Lincoln Variable Insurance Products Trust:

LVIP American Century Capital Appreciation Fund — “Standard” Class	755	$15.76

Vanguard Variable Insurance Funds:

Balanced Portfolio	53	$25.41

International Portfolio	663	$28.59

Mid Cap Index Fund	109	$27.96

Short-Term Investment-Grade Portfolio	44	$10.67

Small Company Growth Portfolio	580	$19.07

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Underlying Fund	Cost of investment purchases	Proceeds from sales of investments

American Funds:

The Bond Fund of America	$34	$29

Calvert:

Calvert VP SRI Balanced Portfolio	$14	$34

DFA:

Dimensional VA U.S. Targeted Value Portfolio	$848	$95

DWS:

DWS Capital Growth VIP	$1,878	$185

Fidelity:

VIP Asset Manager 50% Portfolio	$462	$92

VIP Contrafund Portfolio	$29,742	$12,135

VIP Equity-Income Portfolio	$1,167	$146

VIP Index 500 Portfolio	$772	$954

Goldman Sachs

Goldman Sachs Government Money Market Fund	$4	$3

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

3. Investments (continued)

Underlying Fund	Cost of investment purchases	Proceeds from sales of investments

Lincoln

LVIP American Century Capital Appreciation Fund	$1,861	$144

Vanguard

Balanced Portfolio	$136	$11

International Portfolio	$1,134	$247

Mid Cap Index Fund	$177	$26

Short-Term Investment-Grade Portfolio	$19	$7

Small Company Growth Portfolio	$749	$116

4. Expenses

The following charges are made by the Company from the value of net assets of the funds:

Administrative Charges — In connection with its administrative functions, the Company deducts daily charges from the value of the net assets of all Subaccounts. The Company deducted administrative expenses at an annual rate of 0.40% of net assets. The lower charges for the Fidelity portfolios are due to reimbursements received from affiliates of Fidelity.

Distribution Expense Charges — The Company makes a daily deduction from the value of the net assets of each Subaccount to cover incurred distribution expenses. The Company deducted a distribution expense charge at an annual rate of 0.35% of net assets.

Administration charges, mortality risk fee and expense risk fee are included in “Expenses” in the Statement of Operations.

Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.

Annual expenses are summarized, as follows:

Current Amount Deducted

Separate Account No. 2 Annual Expenses

(as a percentage of net assets)

Expense Risk Fee	.15%
Administrative Charges	.40%
Distribution Expense Charges	.35%

Total Separate Account No. 2 Annual Expenses	0.90%

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

5. Financial Highlights

Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 2 as follows.

Separate Account No. 2 sells various variable annuity products funded by the Subaccounts. Each product has a unique combination of features and fees that are charged against the contract-owner’s account balance and the resulting differences in fees structures results in various unit values, expense ratios and total returns.

The following schedule shows the range of the lowest and highest expense ratio and the related unit values and total returns for each Subaccount for each of the past five years ending December 31, as applicable. Only products for each Subaccount that had units outstanding throughout the respective periods were considered when determining the expense ratio. Units outstanding and net assets disclosed in the table below represent amounts in accumulation for the Subaccount.

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns
American Funds The Bond Fund of America	2025	70	$11.402	$801	0.90%		4.32%		6.44%
	2024	72	$10.712	$774	0.90%		4.19%		0.58%
	2023	74	$10.650	$788	0.90%		2.97	% (d)(1)	5.79	% (d)(1)
Calvert Calvert VP SRI Balanced Portfolio	2025	17	$11.518	$197	0.90%		1.48%		10.48%
	2024	20	$10.425	$210	0.90%		1.73%		18.53%
	2023	23	$8.795	$197	0.90%		1.63%		15.77%
	2022	23	$7.597	$173	0.90%		1.07%		-16.17%
	2021	24	$9.062	$222	0.90%		1.83%		14.09%
DFA Dimensional VA U.S. Targeted Value Portfolio	2025	665	$13.313	$8,848	0.90%		1.91%		7.97%
	2024	666	$12.330	$8,216	0.90%		1.32%		7.16%
	2023	667	$11.506	$7,669	0.90%		1.50	% (d)(1)	14.62	% (d)(1)
DWS DWS Capital Growth VIP	2025	64	$267.612	$17,161	0.90%		0.05%		11.52%
	2024	64	$239.969	$15,429	0.90%		0.19%		24.79%
	2023	64	$192.297	$12,307	0.90%		0.07%		38.09%
	2022	64	$139.254	$8,964	0.90%		0.09%		-31.36%
	2021	64	$202.866	$13,058	0.90%		0.22%		21.68%
Fidelity VIP Asset Manager 50% Portfolio	2025	87	$80.717	$7,051	0.90%		2.65%		13.95%
	2024	88	$70.833	$6,220	0.90	% (f)	0.43%		7.56%
	2023	88	$65.857	$5,813	0.80	% (e)	2.38%		12.05%
	2022	89	$58.776	$5,226	0.80	% (e)	2.09%		-15.61%
	2021	89	$69.650	$6,213	0.80	% (e)	1.65%		9.04%
Fidelity VIP Contrafund Portfolio	2025	680	$290.649	$197,727	0.90%		0.14%		20.39%
	2024	717	$241.419	$173,045	0.90	% (f)	0.19%		32.63%
	2023	727	$182.023	$132,286	0.80	% (e)	0.50%		32.39%
	2022	738	$137.490	$101,426	0.80	% (e)	0.50%		-26.90%
	2021	756	$188.080	$142,095	0.80	% (e)	0.06%		26.82%
Fidelity VIP Equity-Income Portfolio	2025	99	$170.043	$16,885	0.90%		1.90%		17.95%
	2024	99	$144.162	$14,322	0.90	% (f)	1.83%		13.90%
	2023	99	$126.566	$12,530	0.80	% (e)	1.97%		10.19%
	2022	99	$114.854	$11,420	0.80	% (e)	1.92%		-5.71%
	2021	100	$121.814	$12,127	0.80	% (e)	1.96%		23.90%

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

5. Financial Highlights (continued)

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns
Fidelity VIP Index 500 Portfolio	2025	3,130	$16.096	$50,385	0.90%		1.20%		16.72%
	2024	3,166	$13.790	$43,647	0.90	% (f)	1.18%		23.78%
	2023	3,203	$11.141	$35,681	0.80	% (e)(1)	1.13	% (d)(1)	9.60	% (d)(1)
Goldman Sachs Goldman Sachs Government Money Market Fund	2025	10	$10.888	$104	0.90%		3.88%		3.27%
	2024	10	$10.543	$104	0.90%		3.40%		4.23%
	2023	10	$10.115	$103	0.90%		0.69	% (d)(1)	0.68	% (d)(1)
Lincoln LVIP American Century Capital Appreciation Fund	2025	108	$109.899	$11,893	0.90%		0.05%		5.99%
	2024	109	$103.691	$11,257	0.90%		—%		23.85%
	2023	109	$83.720	$9,092	0.90%		—%		20.43%
	2022	109	$69.517	$7,602	0.90%		—%		-28.56%
	2021	110	$97.313	$10,667	0.90%		—%		10.57%
Vanguard Balanced Portfolio	2025	94	$14.359	$1,346	0.90%		2.16%		15.42%
	2024	94	$12.441	$1,165	0.90%		2.13%		13.77%
	2023	94	$10.935	$1,025	0.90%		—	% (d)(1)	7.52	% (d)(1)
Vanguard International Portfolio	2025	301	$62.902	$18,940	0.90%		0.85%		18.89%
	2024	302	$52.906	$16,009	0.90%		1.20%		8.03%
	2023	303	$48.974	$14,860	0.90%		1.52%		13.63%
	2022	304	$43.100	$13,100	0.90%		1.32%		-30.75%
	2021	305	$62.233	$18,982	0.90%		0.29%		-2.42%
Vanguard Mid Cap Index Fund	2025	215	$14.117	$3,037	0.90%		1.27%		10.54%
	2024	215	$12.771	$2,747	0.90%		1.25%		14.04%
	2023	215	$11.199	$2,409	0.90%		—	% (d)(1)	12.35	% (d)(1)
Vanguard Short-Term Investment-Grade Portfolio	2025	41	$11.426	$464	0.90%		4.21%		5.89%
	2024	41	$10.790	$442	0.90%		3.55%		3.95%
	2023	41	$10.380	$428	0.90%		—	% (d)(1)	2.96	% (d)(1)
Vanguard Small Company Growth Portfolio	2025	849	$13.023	$11,052	0.90%		0.48%		5.16%
	2024	851	$12.384	$10,533	0.90%		0.49%		10.37%
	2023	851	$11.220	$9,542	0.90%		—	% (d)(1)	16.39	% (d)(1)

(a) This ratio represents the annualized Contract expenses of the Separate Account No. 2, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as separate account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(b) This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the Underlying Fund, net of the Underlying Fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as separate account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the Subaccount invests.

(c) The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

5. Financial Highlights (continued)

through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) Not Annualized.

(e) Absent reimbursement by Fidelity, the expense ratio would have been 0.90%

(f) Prior to May 1, 2024, the expense ratio was 0.80% including a 0.10% reimbursement from Fidelity.

(1) For the period November 3, 2023 (commencement of operations) to December 31, 2023.

6. Subsequent Events

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 17, 2026, the date the financial statements were issued. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

Wilton Reassurance Life
Company of New York

Statutory-Basis Financial Statements

As of December 31, 2025 and 2024 and for the

Years Ended December 31, 2025, 2024 and 2023,

and Independent Auditor’s Report

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

Wilton Reassurance Life Company of New York:

Opinions

We have audited the statutory-basis financial statements of Wilton Reassurance Life Company of New York (the “Company”), which comprise the statutory-basis balance sheets as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Stamford, Connecticut

April 9, 2026

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

AS OF DECEMBER 31, 2025 AND 2024

(Amounts in thousands of US Dollars, except share amounts)

Admitted assets	2025	2024
Cash and invested assets:
Bonds	$4,851,299	$4,964,390
Preferred stock	105,676	121,794
Common stock	14,359	12,703
Mortgage Loans	236,264	334,054
Cash, cash equivalents, and short-term investments	168,086	143,461
Policy loans	29,605	29,163
Other invested assets	808,854	782,857
Receivables for securities	5,457	4,285

Total cash and invested assets	6,219,600	6,392,707
Accrued investment income	49,035	46,492
Deferred and uncollected life premiums	2,693	4,437
Reinsurance balances recoverable	11,013	6,710
Net deferred tax asset	9,421	17,630
Receivable from parent and affiliates	—	325
Other admitted assets	1,233	1,733
Separate account assets	314,678	365,211

Total admitted assets	$6,607,673	$6,835,245

Liabilities:
Policy and contract liabilities:
Life, annuity & accident and health reserves	$1,884,867	$1,982,272
Policy and contract claims	25,282	35,998
Policyholders’ funds	31,033	27,076

Total policy and contract liabilities	1,941,182	2,045,346
Other amounts payable on reinsurance	23,986	9,382
Accounts payable and general expenses due and accrued	32,390	30,133
Current federal and foreign income taxes	5,046	8,085
Remittances not allocated	13,449	17,733
Asset valuation reserve	113,752	113,974
Funds held under reinsurance	3,808,775	3,888,774
Payable to parent and affiliates	631	99
Payable for securities	5,168	70,112
Transfers from Separate Accounts due or accrued, net	(4,240)	(45,411)
Other liabilities	28,433	26,372
Separate account liabilities	314,678	365,211

Total liabilities	6,283,250	6,529,810
Capital and surplus:
Common stock, $4.95 par value: Authorized—1,100,000 shares; Issued and outstanding—550,000 shares	2,503	2,503
Paid-in surplus	208,946	208,946
Unassigned Surplus and Special Surplus Funds	112,974	93,986

Total capital and surplus	324,423	305,435

Total liabilities and capital and surplus	$6,607,673	$6,835,245

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

(Amounts in thousands of US Dollars)

	2025	2024	2023
Premiums and other revenues:

Life, annuity and health premiums	$74,259	$83,203	$61,211

Consideration for supplementary contracts with life contingencies	160	1,748	930

Net investment income	289,578	295,160	293,090

Amortization of interest maintenance reserve	(8,597)	(9,399)	(8,770)

Commissions and expense allowances on reinsurance ceded	25,472	25,801	26,872

Reserve adjustments on reinsurance ceded	(22,564)	(30,540)	(25,616)

Other revenue	116	296	1,678

Total premiums and other revenues	358,424	366,269	349,395

Benefits paid or provided:

Death benefits	36,528	57,731	53,011

Annuity benefits	47,092	64,137	34,548

Surrender benefits and withdrawals	135,577	244,419	176,902

Payments on supplementary contracts with life contingencies	1,297	2,920	2,074

Interest credited on policyholders’ funds	1,960	1,235	2,339

Decrease in Life, annuity, and accident and health reserves	(97,405)	(194,482)	(140,754)

Other benefits	1,458	1,516	1,067

Total benefits paid or provided	126,507	177,476	129,187

Insurance expenses and other deductions:

Commissions and expense allowances	2,540	3,448	3,455

General insurance expenses	31,629	33,162	32,854

Insurance taxes, licenses and fees	4,871	4,327	5,832

Decrease in loading on deferred and uncollected premiums	—	—	1,955

Funds held interest ceded	167,010	170,363	159,080

Net transfer from Separate Accounts	(45,738)	(58,648)	(65,538)

Other deductions	211	952	1,657

Total insurance expenses and other deductions	160,523	153,604	139,295

Gain from operations before federal income taxes and net realized capital (losses) gains	71,394	35,189	80,913

Federal income tax expenses	5,046	7,921	18,356

Gain from operations before net realized capital (losses) gains	66,348	27,268	62,557

Net realized capital (losses) gains	(63)	1,617	(10,980)

Net income	$66,285	$28,885	$51,577

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

(Amounts in thousands of US Dollars)

	Common Stock	Paid-In Surplus	Unassigned Surplus and Special Surplus Funds	Total Capital and Surplus
Balances at December 31, 2022	$2,503	$208,946	$77,984	$289,433

Net income	—	—	51,577	51,577
Change in unrealized capital gains (losses)	—	—	1,166	1,166
Change in net deferred income tax	—	—	7,194	7,194
Change in nonadmitted assets	—	—	(4,686)	(4,686)
Change in liability for reinsurance in unauthorized companies	—	—	(494)	(494)
Change in asset valuation reserve	—	—	(16,553)	(16,553)
Change in surplus as a result of reinsurance	—	—	(7,462)	(7,462)
Dividends to stockholder	—	—	(8,500)	(8,500)

Balances at December 31, 2023	$2,503	$208,946	$100,226	$311,675

Net income	—	—	28,885	28,885
Change in unrealized capital gains (losses)	—	—	2,379	2,379
Change in net deferred income tax	—	—	(4,068)	(4,068)
Change in nonadmitted assets	—	—	28,120	28,120
Change in liability for reinsurance in unauthorized companies	—	—	340	340
Change in asset valuation reserve	—	—	(16,681)	(16,681)
Change in surplus as a result of reinsurance	—	—	(8,215)	(8,215)
Dividends to stockholder	—	—	(37,000)	(37,000)

Balances at December 31, 2024	$2,503	$208,946	$93,986	$305,435

Net income	—	—	66,285	66,285
Change in unrealized capital gains (losses)	—	—	(6,796)	(6,796)
Change in net deferred income tax	—	—	(10,016)	(10,016)
Change in nonadmitted assets	—	—	5,799	5,799
Change in liability for reinsurance in unauthorized companies	—	—	242	242
Change in asset valuation reserve	—	—	222	222
Change in surplus as a result of reinsurance	—	—	(6,748)	(6,748)
Dividends to stockholder	—	—	(30,000)	(30,000)

Balances at December 31, 2025	$2,503	$208,946	$112,974	$324,423

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

(Amounts in thousands of US Dollars)

	2025	2024	2023
Operations
Premiums collected net of reinsurance	$76,158	$86,080	$66,646
Net investment income received	273,467	284,566	285,064
Miscellaneous income	19,363	22,201	30,123
Benefits and losses paid	(241,452)	(408,408)	(296,097)
Net transfers from separate accounts	86,909	32,734	49,628
Commissions and expenses paid	(206,279)	(207,565)	(192,567)
Dividends paid to policyholders	(105)	(75)	(32)
Federal income taxes paid	(8,085)	(8,746)	(14,036)

Net cash used in operations	(24)	(199,213)	(71,271)

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	442,447	500,445	655,219
Stocks	21,034	18,974	27,064
Mortgage loans	95,911	41,077	41,366
Other invested assets	24,876	25,554	3,616
Miscellaneous proceeds	—	50,373	28,306

Total investment proceeds	584,268	636,423	755,571

Cost of investments acquired:
Bonds	310,751	302,544	297,874
Stocks	6,133	7,458	55,345
Mortgage loans	—	—	948
Other invested assets	60,398	87,881	260,473
Miscellaneous applications	66,818	—	—

Total cost of investments acquired	444,100	397,883	614,640
Net increase in policy loans	497	680	671

Net cash provided by investment activities	139,671	237,860	140,260

Financing and miscellaneous activities
Net inflow on deposit type contracts and other insurance liabilities	2,465	1,287	12,875
Dividend to stockholder	(30,000)	(37,000)	(8,500)
Other cash provided (applied)	(87,488)	5,066	(57,051)

Net cash used in financing and miscellaneous activities	(115,023)	(30,647)	(52,676)
Net increase cash, cash equivalents and short-term investments	24,624	8,000	16,313

Cash, cash equivalents and short-term investments:
Beginning of year	143,461	135,461	119,148

End of year	$168,086	$143,461	$135,461

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

(Amounts in thousands of US Dollars)

	2025	2024	2023
Cash flow information for non-cash transactions
Investment reclassifications	$17,235	$52,086	$14,988
Paid-in-kind interest	9,145	6,943	—
Contingency reserve	1,407	859	1,601
Unamortized reinsurance gain	1,276	1,462	1,738
Prepaid reinsurance	423	199	747

See accompanying notes to statutory-basis financial statements.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

1.	NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization

Wilton Reassurance Life Company of New York (the Company or WRNY) is a stock life insurance company organized in 1955 under the laws of the State of New York. The Company is licensed in all 50 states, the District of Columbia and the U.S. Virgin Islands, although, historically, its marketing efforts were concentrated in the State of New York. The Company has no employees and writes no new primary insurance policies. Existing inforce product lines include traditional, interest-sensitive, and variable life insurance, voluntary accident and health insurance products, and deferred fixed, immediate fixed and variable annuities.

The Company is a wholly owned subsidiary of Wilton Reassurance Company (WRAC) which, in turn is a wholly owned subsidiary of Wilton Re U.S. Holdings, Inc., a Delaware corporation (Wilton Re U.S.). All but a de minimis portion of the economic interests and 100% of the voting interests of Wilton Re U.S. are held or controlled by Wilton Re U.S. Holdings Trust, an Ontario trust (the Wilton Re Trust). In turn, all economic interests associated with the Wilton Re Trust accrue to Wilton Re Ltd. (WRL), a non-insurance holding company registered in Nova Scotia, Canada. WRL is deemed the ultimate parent corporation in the Company’s holding company system.

The Company is party to a services agreement (the Services Agreement) with its affiliate, Wilton Re Services, Inc. (Wilton Re Services), pursuant to which Wilton Re Services provides certain accounting, actuarial and administrative services.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and decreases in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department), which differ from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices include a variety of publications of the

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York.

Prescribed practices

The Department’s Insurance Regulation 172 requires the Company to record a write-in asset related to the gross premiums for reinsurance paid beyond the paid-to date of the underlying policy at the balance sheet date. These amounts would be refunded to the Company by the reinsurer in the event of policy termination.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

	2025	2024	2023
Net income (loss)
State of New York Basis
State prescribed practices that increase/(decrease) NAIC SAP:	$66,285	$28,885	$51,577
Premiums	—	—	(4,498)
Other revenues-net	423	199	747
(Increase) decrease in loading on deferred and uncollected premiums	—	—	(4,801)

Net income (loss), NAIC SAP	$66,708	$29,084	$43,025

Statutory capital and surplus
State of New York Basis	$324,423	$305,435	$311,675
State prescribed practices that increase/(decrease) NAIC SAP:
Other assets	(1,228)	(1,651)	(1,850)

Statutory capital and surplus, NAIC SAP	$323,195	$303,784	$309,825

The accounting practices prescribed or permitted by the Department differ in certain respects from GAAP. The differences are not reasonably determinable but are presumed to be material. Important accounting practices prescribed by the Department and the more significant variances from GAAP are:

Investments

Investments in bonds and preferred stock are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments which are classified as trading are

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

reported at fair value, with unrealized holding gains and losses reported in operations. Fixed maturity securities classified as available-for-sale are reported at fair value with unrealized gains and losses, less applicable deferred income taxes reported in other comprehensive income (OCI). Fair value for statutory purposes, as with GAAP, is based on quoted market prices while the fair value of private placements and credit tenant loans is obtained from independent third-party dealers.

For 2024 statutory purposes, all securities that represent beneficial interests in securitized assets (e.g. mortgage backed securities (MBS) and asset backed securities (ABS)), are adjusted using the retrospective method when there is a change in estimated future cash flows. Under GAAP, these securities are required to apply the retrospective method to “high quality” investments (that is, investments rated AA or better) and the prospective method to all other investments within this category. For loan-backed or structured securities if it is determined that an other-than-temporary credit impairment has occurred, the amortized cost basis of the security is written down to the present value of estimated future cash flows discounted using the effective interest rate inherent in the security. If it is determined that a decline in fair value is other than temporary or the Company has the intent to sell, the cost basis of the security is written down to fair value. For 2025, please see Investments accounting policy section below.

For GAAP, for investments classified as trading, no other-than-temporary impairments are recognized as all securities are recorded at fair value with changes in fair value reported as unrealized gains and losses in operations. For investments classified as available-for-sale, all securities with a fair value below amortized cost are evaluated to determine whether the decline in fair value has resulted from a credit loss. If a credit loss exists, the Company measures the impairment amount as the difference between the present value of expected cash flows and the amortized cost and is limited to the amount by which amortized cost exceeds fair value. The measured impairment amount is recognized as an allowance for credit losses and is reclassified from OCI to unrealized gains and losses in operations. However, if the Company intends to sell a security for which fair value is below amortized cost or it is more likely than not that it would be required to sell that security before recovery of its amortized cost, any previously recognized allowance for credit losses is written off and the amortized cost basis is written down to the security’s fair value with any incremental impairment reported in realized gains and losses in operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to expected maturity of the individual securities sold. That net deferral is recorded by the Company as the interest maintenance reserve (IMR) in the accompanying statutory-basis

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Value of Business Acquired (VOBA)

The excess statutory reserve assumed over the fair value of assets transferred in connection with the acquisition of blocks of business via reinsurance transactions is expensed. For GAAP, an intangible asset referred to as VOBA is established representing the contractual right to receive future profits from the acquired insurance policies or reinsurance contracts and is amortized on a constant level basis over the expected life of the related contracts. Impairment testing is not applicable to VOBA resulting from reinsurance transactions.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, principally past-due agents’ balances, deferred taxes, goodwill, other intangible assets and other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent these assets are not impaired.

Separate Accounts

Insurance activities of the Company’s separate accounts such as underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the general account. Under GAAP, separate accounts that meet the requirements for separate account presentation are presented as a single line item on the balance sheet and statement of operations of the general account. Those that do not meet the separate account definition are accounted for along with similar line items of the balance sheet and statement of operations of the general account.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality risk consist of the entire premium received. Benefits incurred represent the total of death benefits paid and the change in policy reserves and other withdrawal type benefits. Premiums received for annuity policies without mortality risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP,

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Life and Annuity Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

Reinsurance

A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as would be required under GAAP.

Funds Held

Funds held represents amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a funds held basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Net investment income includes the interest income earned on these assets and funds held interest ceded includes the portion due the assuming company at rates defined by the treaty terms.

Under GAAP, the Company accounts for the embedded derivatives in funds held contracts as total return swaps. Accordingly, the value of the derivative is equal to the gain or loss on the funds held portfolio associated with each agreement. Changes in the fair value of the embedded derivatives are reflected in the statements of operations. The embedded derivatives are not recognized on a statutory basis.

Deferred Income Taxes

The recoverability of deferred tax assets is evaluated and when considered necessary, a statutory valuation allowance is established to reduce the deferred tax asset to an amount

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

which is more likely than not to be realized. Adjusted gross deferred tax assets are admitted in an amount equal to the sum of: (a) federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences not to exceed three years from the balance sheet date; (b) the lesser of: (i.) the remaining gross deferred tax assets expected to be realized in a timeframe consistent with NAIC standards; or (ii.) a percentage of surplus consistent with NAIC standards, excluding any net deferred tax assets, Electronic Data Processing (EDP), equipment and operating software; and (c) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.

Under GAAP, state taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. For statutory, the change in deferred taxes is reported in surplus, while under GAAP, the change is reported in the income statement.

Initial Accounting for Closed Block Reinsurance Transactions

For statutory reporting, initial balances are recorded with offsets to the statutory-basis statements of operations, and any considerations received (paid), net of ceding commissions, are recorded as life and annuity premiums. Under GAAP, initial balances are recorded with no offset to the statements of comprehensive income.

Statements of Cash Flows

Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with maturities at acquisition of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with maturities at acquisition of three months or less.

Other significant accounting practices are as follows:

Investments

Bonds, securities not meeting the definition of a bond, common stock, preferred stock, and short-term investments are stated at values prescribed by the NAIC, as follows:

•

A bond is any security representing a creditor relationship, whereby there is a fixed schedule for one or more future payments, and which are classified and reported in accordance with the NAIC Principles-Based Bond Definition Project as either an issuer credit obligation or an asset-backed security.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

•

Issuer credit obligations (ICO) are securities in which repayment is primarily dependent on the general creditworthiness of an operating entity (e.g. corporate bonds, municipal bonds). ICO securities are stated at amortized cost using the interest (constant yield) method. Securities that are in or near default are stated at fair value. For other-than-temporary impairments, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

•

Asset-backed securities (ABS) are securities in which repayment is primarily supported by cash flows from assets, subject to additional tests (e.g. meaningful cash flows and substantive credit enhancement. ABS (mortgage-backed/asset-backed) securities are valued at amortized cost using the interest (constant yield) method including anticipated prepayments. Projected cash flows are obtained from public third party sources, primarily Moody’s, or if not readily available, they are obtained from asset managers. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Prepayment speeds affect the projected cash flows and are based on the current interest rate and economic environment. The prospective adjustment method is used to value all such securities.

•

Securities that do not qualify as a bond include, securities without substantive credit enhancement, residual interest or first loss positions, and securities that otherwise have equity-like characteristics. These securities are initially recorded at cost. If there is a readily determinable fair value, then the security is held at fair value. If there is no readily determinable fair value, the security is carried at cost, less other-than-temporary impairments. A security is other-than-temporarily impaired if the security is expected to recover less than the carrying value. Prior period references to loan-backed and structured securities reflect the terminology in effect at that time, and the terminology change does not impact classification, measurement, or reported amounts. See Note 4 for additional information.

•	Common stock are valued at fair value.

•

Redeemable preferred stock that have characteristics of debt securities and are rated as medium quality or better are reported at cost. All other redeemable preferred stock are reported at the lower of cost or fair value. Perpetual preferred stock are reported at fair value, not to exceed any stated call price. There are no restrictions on preferred stock.

•	Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

•	Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The Company has surplus debentures, which are classified as other invested assets on the statutory-basis balance sheets. Surplus debentures are similar to corporate securities, but are subordinated obligations of insurance companies and may be subject to restrictions by the insurance commissioners. Surplus debentures rated by an NAIC credit rating provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 are reported at amortized cost. All others are reported at the lower of amortized cost or fair value.

Mortgage loans on real estate are stated at their aggregate unpaid balances, excluding accrued interest.

The Company has minor ownership investments in joint ventures and limited partnerships which are classified as other invested assets on the accompanying statutory-basis balance sheets. The Company values these interests based on its proportionate share of the underlying audited GAAP equity of the investee or, if audited GAAP basis financial statements are not available for the investee, may be recorded based on the underlying audited U.S tax basis equity, in accordance with Statements of Statutory Accounting Principles (SSAP) No. 48—Joint Ventures, Partnerships and Limited Liability Companies. The investment is recorded at cost, plus subsequent capital contributions, and adjusted for the Company’s share of the investee’s audited GAAP basis earnings or losses and other equity adjustments, less distributions received. Distributions are recognized in net investment income to the extent they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions in excess of the undistributed accumulated earnings reduce the Company’s basis in the investment.

Policy loans are reported at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rates.

Realized capital gains and losses are determined using the first in first out (FIFO) method.

Changes in admitted asset carrying amounts are credited or charged directly to unassigned surplus, net of taxes.

Derivative instruments

Derivative instruments include index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus.

The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. Derivatives are classified as other invested assets or other liabilities on the statutory-basis balance sheets. The

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Company’s accounting policy for the various types of derivative instruments is discussed further in Note 3 - Derivative Instruments.

Premiums and Related Costs

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk also are recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.

Benefits

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Department. Where the Company employs mean reserving, the Company waives the deduction of deferred fractional premiums on the death of life and annuity policy holders. The Company returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

The life, annuity & accident and health reserves provide amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates (ranging from 2.25% to 6.00%) and mortality assumptions (Commissioners’ Standard Ordinary mortality tables, 1941, 1958, 1980, 2001, and 2017) as prescribed by regulatory authorities.

The Company typically uses interpolated terminal reserves to adjust the calculated terminal reserve to the appropriate reserve. Interpolated terminal reserves are determined by interpolating between the appropriate terminal reserves and adding the fractional portion of the valuation net premium from the valuation date to the policyholder’s next premium due date. The Company may also use mean reserving if the valuation has not been transferred from the acquired company’s valuation. When this method is used, reserves are calculated by assuming premiums are collected annually. To the extent that premiums are collected more frequently, a deferred premium asset is recorded.

The Company charges extra premiums for substandard lives, either as a table rating or as a flat extra premium. For substandard table ratings, both premiums and valuation mortality rates are increased by a fixed percentage that ranges between 125% and 500% of standard mortality rates. For flat extra premiums, reserves are increased by the unearned portion of the annual flat extra premium received.

The Company establishes additional reserves when the results of the annual asset adequacy analysis indicate the need for such reserves. The Company had net asset adequacy reserves of $112,000 at

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

December 31, 2025 and 2024. The change in these reserves, included in the accompanying statutory-basis statements of operations, was no change for 2025, an increase of $8,000, and a decrease of $33,000 for 2024, and 2023, respectively, which was recorded in decrease in life, annuity and accident & health reserves in the accompanying statutory-basis statements of operations.

As of December 31, 2025 and 2024, reserves of $54,955 and $56,271, respectively, were recorded on in-force amounts of $2,194,744 and $2,324,561, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest has been determined by formula as described in the NAIC Annual Statement Instructions, adjusted to reflect fractional years of interest for material reinsurance transactions. The Tabular Less Actual Reserve Released calculation and the Tabular Cost have been determined by formula as described in the NAIC Annual Statement Instructions. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balance less applicable surrender charges.

Claim Reserves

Policy and contract claims are amounts due on claims, which were incurred as of December 31, but have not yet been paid. The accrual has two components: 1) claims in process of settlement as of December 31; 2) claims not yet reported but estimable based on historical trend review of the claims reported after December 31 relating to claims incurred as of December 31.

Claims in the contestable period are reported at their full-face value.

Federal Income Taxes

Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted tax rates and laws, subject to certain limitations and are recorded in surplus.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

New Accounting Pronouncements

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures to SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, SSAP No. 21 – Other

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Admitted Assets and SSAP No. 2 – Cash, Cash Equivalents, Drafts, and Short-Term Investments, effective January 1, 2025. The revisions were issued in connection with its principles-based bond definition project. The revisions to SSAP No. 26 reflect the principles-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon effective date, investments that do not qualify under the revised SSAP No. 26 or SSAP No. 43 will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The amendments to SSAP No. 21 that pertain to the accounting for residual tranches or interests/loss positions are applicable to the Company.

The revisions to SSAP No. 2 clarified that the definitions of both cash equivalents and short-term investments do not include asset-backed securities captured in the scope of SSAP No. 43, debt securities that do not qualify as bonds which are in the scope of SSAP No. 21, derivative instruments in the scope of SSAP No. 86 – Derivatives or SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees and working capital finance investments in the scope of SSAP No. 105 – Working Capital Finance Investments.

The Company prospectively adopted the revisions to SSAP No. 26, SSAP No. 43, SSAP No. 21 and SSAP No. 2 effective January 1, 2025, which had no material impact to the financial statements of the Company. As the NAIC revised its bond reporting categories, the 2025 disclosures are not directly comparable to the 2024 disclosures.

Effective August 13, 2023 and applicable until December 31, 2025, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with a ratio of total adjusted capital to authorized control level risk-based capital greater than 300% to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. The provisions within this interpretation are permitted until December 31, 2025, and will be automatically nullified on January 1, 2026. In 2025, the NAIC further extended the effective period through December 31, 2026, while also clarifying elements of the guidance and establishing an additional current period admittance limit for negative IMR. The Company has elected not to admit any portion of the negative IMR as it would be substantially offset by an increase in asset adequacy reserves as it is not an interest-bearing asset. As of December 31, 2025 and December 31, 2024, respectively, the Company did not report any portion of its negative IMR balance as an admitted asset.

In March 2025, the NAIC revised SSAP No. 1 – Accounting Policies, Risks & Uncertainties, and Other Disclosures to promote consistent reporting of restricted assets, including those held under modified coinsurance and funds withheld reinsurance agreements. This guidance is applicable for the year ending December 31, 2025 and the new disclosures are included in Note 2 - Investments.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

2.	INVESTMENTS

Fair Values

The carrying value, fair value and related unrealized gains and losses of the Company’s investments in bonds are summarized as follows:

		Gross Unrealized
At December 31, 2025	Carrying Value	Gains	Losses	Fair Value

Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$259,079	$305	$(102,173)	$157,211
Other U.S. government obligations (not exempt from RBC)	247,855	1,134	(27,363)	221,626
Non-US sovereign jurisdiction	1,375	—	(212)	1,163
Municipal bonds – general obligations (direct & guaranteed)	41,091	6,009	(1,305)	45,795
Municipal bonds – special revenue	94,528	2,050	(14,228)	82,350
Project finance bonds issued by operating entities	13,137	124	(911)	12,350
Corporate bonds	3,271,436	36,276	(402,415)	2,905,297
Single entity backed obligations	41,806	417	(2,310)	39,913
Bonds issued by funds representing operating entities	9,500	233	(23)	9,710
Bank loans - acquired	2,620	—	(28)	2,592
Other issuer credit obligations	453	1	(4)	450

Total Issuer Credit Obligations	3,982,880	46,549	(550,972)	3,478,457

Asset-Backed Securities
Agency RMBS - guaranteed (exempt from RBC)	26,528	305	(4,865)	21,968
Agency CMBS - guaranteed (exempt from RBC)	3,528	34	(464)	3,098
Agency RMBS - not/partially guaranteed (not exempt from	280,112	2,778	(42,715)	240,175
Agency CMBS - not/partially guaranteed (not exempt from	81,899	—	(13,654)	68,245
Non-Agency RMBS	77,278	521	(8,213)	69,586
Non-Agency CMBS	45,042	50	(2,883)	42,209
Non-Agency CLOs/CBOs/CDOs	163,922	2,831	(13,077)	153,676
Other financial ABS	11,987	573	(85)	12,475
Equity backed securities	35,800	—	(1,611)	34,189
Lease backed securities - full analysis	25,822	259	(179)	25,902
Lease backed transactions - practical expedient	32,857	61	(2,551)	30,367
Other non-financial ABS - full analysis	6,067	54	—	6,121
Other non-financial ABS - practical expedient	77,577	296	(2,711)	75,162

Total Asset-Backed Securities	868,419	7,762	(93,008)	783,173

Total Bonds	$4,851,299	$54,311	$(643,980)	$4,261,630

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

		Gross Unrealized
At December 31, 2024	Carrying Value	Gains	Losses	Fair Value

U.S. government and agencies	$498,331	$1,312	$(133,630)	$366,013
State and political subdivisions	172,793	7,229	(19,265)	160,757
Foreign sovereign	4,677	100	(283)	4,494
Corporate securities	3,392,983	20,202	(479,778)	2,933,407
Residential mortgage-backed securities	317,623	245	(63,123)	254,745
Commercial mortgage-backed securities	130,527	55	(20,011)	110,571
Asset backed securities	243,215	1,307	(16,027)	228,495
Collateralized debt obligations	204,241	2,089	(15,419)	190,911

Total Bonds	$4,964,390	$32,539	$(747,536)	$4,249,393

Unrealized Losses

The following tables show gross unrealized losses and fair values of bonds and preferred stock, aggregated by investment category and length of time that individual securities have been in continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
At December 31, 2025	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$—	$—	$147,832	$(102,173)	$147,832	$(102,173)
Other U.S. government obligations (not exempt from RBC)	3,962	(87)	199,084	(27,276)	203,046	(27,363)
Non-US sovereign jurisdiction	—	—	1,163	(212)	1,163	(212)
Municipal bonds – general obligations (direct & guaranteed)	30	(1)	6,643	(1,304)	6,673	(1,305)
Municipal bonds – special revenue	1,663	(7)	55,656	(14,221)	57,319	(14,228)
Project finance bonds issued by operating entities	1,000	(5)	8,318	(906)	9,318	(911)
Corporate bonds	116,889	(2,378)	2,007,685	(400,037)	2,124,574	(402,415)
Single entity backed obligations	3,824	(28)	27,009	(2,282)	30,833	(2,310)
Bonds issued by funds representing operating entities	3,177	(23)	—	—	3,177	(23)
Bank loans - acquired	—	—	2,592	(28)	2,592	(28)
Other issuer credit obligations	221	(2)	111	(2)	332	(4)

Total Issuer Credit Obligations	130,766	(2,531)	2,456,093	(548,441)	2,586,859	(550,972)

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

	Less Than 12 Months		12 Months or More		Total
At December 31, 2025	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Asset-Backed Securities
Agency RMBS - guaranteed (exempt from RBC)	3,675	(6)	13,386	(4,859)	17,061	(4,865)
Agency CMBS - guaranteed (exempt from RBC)	—	—	2,127	(464)	2,127	(464)
Agency RMBS - not/partially guaranteed (not exempt from RBC)	10,313	(581)	130,303	(42,134)	140,616	(42,715)
Agency CMBS - not/partially guaranteed (not exempt from RBC)	—	—	68,245	(13,654)	68,245	(13,654)
Non-Agency RMBS	2,288	(57)	34,413	(8,156)	36,701	(8,213)
Non-Agency CMBS	1,673	(12)	32,068	(2,871)	33,741	(2,883)
Non-Agency CLOs/CBOs/CDOs	9,823	(189)	85,595	(12,888)	95,418	(13,077)
Other financial ABS	8	—	2,237	(85)	2,245	(85)
Equity backed securities	32,746	(1,542)	1,442	(69)	34,188	(1,611)
Lease backed securities - full analysis	—	—	7,487	(179)	7,487	(179)
Lease backed transactions - practical expedient	1,688	(5)	24,287	(2,546)	25,975	(2,551)
Other non-financial ABS - practical expedient	4,456	(30)	53,489	(2,681)	57,945	(2,711)

Total Asset-Backed Securities	66,670	(2,422)	455,079	(90,586)	521,749	(93,008)

Total bonds	197,436	(4,953)	2,911,172	(639,027)	3,108,608	(643,980)

Preferred stock	2,515	(34)	48,847	(11,790)	51,362	(11,824)

Total	$199,951	$(4,987)	$2,960,019	$(650,817)	$3,159,970	$(655,804)

	Less Than 12 Months		12 Months or More		Total
At December 31, 2024	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

U.S. government and agencies	$5,451	$(67)	$337,841	$(133,563)	$343,292	$(133,630)
State and political subdivisions	11,419	(516)	63,326	(18,749)	74,745	(19,265)
Foreign sovereign	—	—	3,789	(283)	3,789	(283)
Corporate securities	334,144	(14,125)	2,090,209	(465,653)	2,424,353	(479,778)
Residential mortgage-backed securities	81,599	(2,395)	162,002	(60,728)	243,601	(63,123)
Commercial mortgage-backed securities	4,078	(152)	103,242	(19,859)	107,320	(20,011)
Asset backed securities	52,141	(2,691)	138,658	(13,336)	190,799	(16,027)
Collateralized debt obligations	17,087	(1,680)	99,164	(13,739)	116,251	(15,419)

Total bonds	505,919	(21,626)	2,998,231	(725,910)	3,504,150	(747,536)
Preferred stock	10,054	(336)	63,592	(11,956)	73,646	(12,292)

Total	$515,973	$(21,962)	$3,061,823	$(737,866)	$3,577,796	$(759,828)

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Management regularly reviews (at least quarterly) the value of the Company’s investments. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the following is considered:

•	The length of time and extent to which the fair value has been below its cost;

•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential;

•	Management’s intent and ability to hold the security long enough for it to recover its value;

•	Valuation guidelines expressed in the applicable Statements of Statutory Accounting Principles;

•	Any downgrades of the security by a rating agency; and

•	Any reduction or elimination of dividends, or nonpayment of scheduled interest payments.

Based on that analysis, management makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, an impairment charge is recorded within net realized capital gains (losses) in the statutory-basis statements of operations in the period the determination is made.

The Company recognized other-than-temporary impairments for the years ended December 31 as follows:

	2025	2024	2023

Bonds	$—	$207	$1,109
Preferred stock	—	—	5,425

Total	$—	$207	$6,534

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Schedule of Maturities

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2025, by contractual maturity, is as follows:

	Carrying Value	Fair Value

Due in one year or less	$93,430	$93,088
Due after one year through five years	457,357	452,635
Due after five years through ten years	564,033	534,486
Due after ten years through twenty years	824,601	740,085
Due after twenty years	2,047,061	1,662,854
Residential Mortgage-Backed Securities	342,181	291,005
Commercial Mortgage-Backed Securities	125,242	108,955
Asset-backed securities	233,473	224,846
Collateralized debt obligations	163,921	153,676

Total	$4,851,299	$4,261,630

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Mortgage Loans on Real Estate

The Company’s commercial mortgage loan (CML) portfolio is collateralized by a variety of commercial real estate property types located across the United States. The following table shows the geographic distribution of the commercial real estate exceeding 5% of the CML portfolio as of December 31:

Percentage of Loan Portfolio Carrying Value	2025	2024

New York	22.2%	15.7%
Oregon	13.0	9.5
Utah	12.9	9.5
New Jersey	11.6	19.2
Washington	8.7	6.4
Texas	7.9	5.9
Tennessee	6.2	4.5
California	4.4	16.8

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The types of properties collateralizing the CMLs as of December 31, 2025 and 2024, are as follows:

Percentage of Loan Portfolio Carrying Value	2025	2024

Office buildings	32.4%	30.7%
Retail	25.9	26.2
Other	25.1	17.9
Multi-family	10.2	10.2
Industrial	5.7	14.5
Lodging	0.7	0.5

Total	100.0%	100.0%

The maximum percentage of any one loan to the value of security at December 31, 2025 and December 31, 2024, exclusive of insured, guaranteed, or purchase money mortgages, was 62.5% and 72.7%, respectively.

The contractual maturities of the CML portfolio as of December 31, 2025, are as follows:

	Carrying Value	Percent

2026	$99,203	42.0%
2027	7,123	3.0
2028	3,574	1.5
2029	7,836	3.3
2030	17,490	7.4
Thereafter	101,038	42.8

Total	$236,264	100.0%

No new commercial mortgage loans were originated in 2025 or 2024. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over maximum loan which would be permitted by law on the land without the buildings. The Company’s recorded investment in mortgage loans totaled $236,264 and $334,054 as of December 31, 2025 and 2024, respectively, and consisted entirely of loans classified as “mortgage loans on real estate”. No interest rates were reduced on outstanding mortgage loans during 2025, 2024, and 2023. During 2025, 2024, and 2023, the Company incurred no impairments on mortgage loans.

The Company’s CML portfolio has been classified based on NAIC commercial mortgage loan ratings which are calculated based on loan-to-value and debt service coverage. The rating system classifies loans into the following categories: CM1 through CM7 with those rated CM1 having the highest ratings. Commercial mortgage loans rated CM1 though CM5 are performing. Commercial mortgage

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

loans rated CM6 and CM7 are not performing. Classification of the Company’s mortgage loan portfolio as of December 31, 2025, is shown in the table below:

	Carrying Value	Percent

CM1 - Very Good	$211,605	89.6%
CM2 - Good	24,659	10.4
CM3 - Acceptable	—	—
CM4 - Potential weakness	—	—
CM5 - Severe weakness	—	—
CM6 - 90+ days delinquent	—	—
CM7 - In process of foreclosure	—	—

Total mortgage loans on real estate	$236,264	100.0%

Separately from the above designations, at least annually, the Company’s management evaluates various metrics of each loan, including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location. The portfolio is reviewed for other-than-temporary impairments quarterly.

At December 31, 2025 and 2024, the Company’s mortgage loan balances were classified as current.

Restricted Assets

Restricted assets (including pledged) consisted of bonds, cash and cash equivalents, which are recorded within Bonds and Cash, cash equivalents, and short-term investments, respectively, on the statutory-basis Balance Sheets. Restricted assets consisted of the following as of December 31:

	2025
Restricted Asset Category	Total Admitted from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets

FHLB capital stock	$985	$309	$1,294	—%	— %
On deposit with states	9,933	1	9,934	0.2	0.2
Pledged collateral to FHLB
(including assets backing funding agreements)	—	2,580	2,580	—	—
Assets held under Modco reinsurance agreements	2,996	(111)	2,885	—	—
Assets held under funds withheld reinsurance	3,888,774	(79,999)	3,808,775	60.5	60.5

Total restricted assets	$3,902,688	$(77,220)	$3,825,468	60.7%	60.7%

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

	2024
Restricted Asset Category	Total Admitted from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets

FHLB capital stock	$—	$985	$985	—%	— %
On deposit with states	9,122	811	9,933	0.2	0.2
Pledged collateral to FHLB
(including assets backing funding agreements)	—	—	—	—	—
Assets held under Modco reinsurance agreements	3,077	(81)	2,996	—	—
Assets held under funds withheld reinsurance	3,928,229	(39,455)	3,888,774	60.1	60.1

Total restricted assets	$3,940,428	$(37,740)	$3,902,688	60.3%	60.3%

Assets held under Modco/funds withheld reinsurance agreements reflected as assets within the Company’s financial statements consisted of the following as of December 31:

	2025

	BACV Modco	BACV FWH	BACV FWH Including Modco	% of BACV to Total Assets (Admitted & Nonadmitted)	% of BACV to Total Admitted Assets

Assets:
Cash, cash equivalents and short-term investments	$331	$48,931	$49,262	0.8%	0.8%
Bonds - Issuer credit obligations	982	2,551,884	2,552,866	40.3	40.6
Bonds - asset-backed securities	651	445,127	445,778	7.0	7.1
Preferred stock	109	46,173	46,282	0.7	0.7
Common stock	49	82	131	—	—
Mortgage loans	65	144,698	144,763	2.3	2.3
Other invested assets	699	571,881	572,580	9.0	9.1

Total assets, general account	$2,885	$3,808,775	$3,811,660	60.1%	60.6%

The total amount of related party Modco and funds withheld restricted assets as of December 31, 2025 was $3,811,660.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Collateral Loans

The carrying value of aggregate collateral loans, by qualifying investment collateral type, is summarized as follows:

	2025
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted

Joint Ventures, Partnerships, LLC	$11,482	$11,482	$—

	2024
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted

Joint Ventures, Partnerships, LLC	$22,111	$22,111	$—

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year Ended December 31
	2025	2024	2023
Investment income:
Bonds	$220,087	$217,885	$238,106
Preferred stock	6,952	7,710	6,841
Common stock	1,259	1,601	1,527
Commercial mortgage loans	10,975	14,831	14,109
Policy loans	2,144	2,095	1,500
Other invested assets	55,621	53,164	33,010
Derivatives	—	2,048	303
Cash, cash equivalents and short-term investments	5,973	3,648	5,834

Total investment income	303,011	302,982	301,230
Investment expenses	13,433	7,822	8,140

Net investment income	$289,578	$295,160	$293,090

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due. All due and accrued investment income deemed uncollectible is written off in the period it is determined to be uncollectible.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The following table shows the gross, nonadmitted and admitted amounts for interest income due and accrued.

	Year ended December 31
	2025	2024
Gross	$49,035	$46,653
Nonadmitted	—	161

Admitted	$49,035	$46,492

Interest included in due and accrued investment income that has been deferred past the originally scheduled payment date without being past due under the agreement terms at December 31, 2025 and 2024, was $1,532 and $1,148, respectively.

The cumulative amount of paid-in-kind interest included in the bonds balance as of December 31, 2025 and 2024, was $23,936 and $15,978, respectively.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Net Realized Gains and Losses

Net realized capital gains and losses from investment securities including calls consisted of the following:

	Year Ended December 31
	2025	2024	2023
Bonds:
Gross realized capital gains	$5,717	$27,953	$18,637
Gross realized capital losses	(6,507)	(8,223)	(37,288)

Total bonds	(790)	19,730	(18,651)

Preferred stock
Gross realized capital gains	57	136	59
Gross realized capital losses	(654)	(793)	(6,638)

Total preferred stock	(597)	(657)	(6,579)

Common stock
Gross realized capital gains	29	183	7
Gross realized capital losses	(182)	191	(361)

Total common stock	(153)	374	(354)

Commercial mortgage loans
Gross realized capital gains	45	(9)	360
Gross realized capital losses	(48)	(51)	—

Total commercial mortgage loans	(3)	(60)	360

Other invested assets
Gross realized capital gains	—	(28)	204
Gross realized capital losses	(6)	(22)	(19)

Total other invested assets	(6)	(50)	185

Derivatives
Gross realized capital gains	4,417	—	—
Gross realized capital losses	(4,264)	—	—

Total derivatives	153	—	—

Cash, cash equivalents and short-term investments
Gross realized capital gains	—	12	—
Gross realized capital losses	(5)	—	—

Total cash, cash equivalents and short-term investments	(5)	12	—

Realized capital gains (losses) before federal income taxes and transfer for IMR	(1,401)	19,349	(25,039)
Amount transferred to IMR	1,338	(17,567)	14,059
Federal income tax expense	—	(165)	—

Net realized capital gains (losses)	$(63)	$1,617	$(10,980)

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Proceeds from sales of bonds were $257,307, $386,393, and $509,200 in 2025, 2024, and 2023, respectively. Gross gains of $5,718, $6,654, and $18,637 and gross losses of $6,507, $8,016, and $27,992 were realized on sales of bonds in 2025, 2024, and 2023, respectively.

Credit Risk Concentration

The Company had investments in nine and thirteen corporate entities that exceeded 10% of capital and surplus at December 31, 2025 and 2024, respectively. The total book adjusted carrying value of these investments was $467,833 and $584,366 at December 31, 2025 and 2024, respectively.

See footnote 5 for reinsurance recoverables risk concentration.

3.	DERIVATIVE INSTRUMENTS

Derivative instruments utilized by the Company during 2025 and 2024 included index option contracts. Derivatives are used for risk management purposes and are intended to mitigate potential adverse impacts from changes in risk-free interest rates and equity market valuations affecting certain assets and liabilities. All derivative instruments are evaluated at least quarterly for ongoing effectiveness as either accounting hedges or non-accounting hedge instruments. The Company does not use derivatives for speculative purposes.

The following tables summarize the notional amount, fair value and statement value of the Company’s derivative instruments, including those with off-balance-sheet risk as of December 31:

	2025
	Notional Amount		Fair Value		Carrying Value

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Options	$87,300	$93,590	$12,594	$7,659	$12,594	$7,659

	2024
	Notional Amount		Fair Value		Carrying Value

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Options	$82,830	$88,065	$10,585	$6,562	$10,585	$6,562

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential gain or loss on these agreements.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company has established risk control limits. In addition, changes in fair value of the derivative instruments that the Company uses for risk management purposes are generally offset by the change

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

in the fair value or cash flows of the hedged risk component of the related assets, liabilities, or forecasted transactions.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of over-the-counter derivative contracts with a positive statement value at the reporting date.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Options

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. When the Company purchases and writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability.

The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The associated acquisition costs are presented within investment activities within the statutory-basis statements of cash flows. The purchased and written option contracts are accounted for as non-accounting hedges.

The change in the fair value of purchased/written option contracts is reported through changes in capital and surplus, with an adjustment to derivative assets/liabilities. The realized gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported in net investment income and the corresponding asset/liability previously recorded is reversed. The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers. Proceeds associated with the sale of

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

purchased/written option contracts are presented within investment activities within the statutory-basis statements of cash flows.

In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2025 and 2024, the Company did not pledge any securities in the form of margin deposits.

The Company pledges or obtains collateral for over-the-counter derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2025 and 2024, counterparties didn’t pledge any cash collateral to the Company, and the Company didn’t pledge any cash to counterparties.

4.	FAIR VALUES

The Company determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The valuation methodologies used to determine the fair values of financial assets and liabilities reflect market-participant assumptions and prioritize observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins.

The Company has categorized its financial assets and liabilities based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Fair value of financial assets and liabilities are categorized as follows:

Level 1  Unadjusted quoted prices for identical assets or liabilities in an active market. The types of financial investments included in Level 1 are listed equities, money market funds, U.S. Treasury Securities, and non-interest-bearing cash.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Level 2  Pricing inputs other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value determined through the use of models or other valuation methods. Such inputs may include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active, and observable yields and spreads in the market. Level 2 valuations may be obtained from independent sources for identical or comparable assets or through the use of valuation methodologies using observable market -corroborated inputs. Prices from third party pricing services are validated through analytical reviews. Financial instruments in this category include publicly traded issues such as U.S. and foreign corporate securities, and residential and commercial mortgage-backed securities, among others.

Level 3  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Market standard techniques for determining the estimated fair value of certain securities that trade infrequently may rely on inputs that are not observable in the market or cannot be derived from or corroborated by market observable data. Prices are determined using valuation methodologies such as discounted cash flow models and other techniques. Management believes these inputs are consistent with what other market participants would use when pricing similar assets.

The Company has a limited number of assets and liabilities that are measured and reported at fair value in the statutory-basis balance sheets.

The Company owns a limited number of corporate bonds, preferred stock, and hybrid securities that are in or near default and, as such, are rated 6 by the NAIC. These securities are required to be reported at the lower of fair value or amortized cost. The fair values of these publicly-traded securities are based on quoted market prices from widely used pricing sources such as ICE Data Services¥Interactive Data Corp (IDC) or Refinitiv (formerly known as Reuters¥EJV), and also may be obtained from independent third-party dealers. These securities would fall within Level 2 of the fair value hierarchy.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The following tables present the carrying values and fair values of the Company’s financial instruments, excluding investments carried on equity method basis, at December 31:

	2025
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds - ICO	$3,982,880	$3,478,457	$156,977	$2,878,130	$443,350
Bonds - ABS	$868,419	$783,173	$—	$721,511	$61,662
Preferred stock	105,676	105,374	—	72,057	33,317
Common stock	14,359	14,359	—	1,294	13,065
Cash, cash equivalents and short term investments	168,086	169,377	99,929	68,987	461
Commercial mortgage loans	236,264	219,921	—	—	219,921
Policy loans	29,605	29,750	—	—	29,750
Derivatives	12,594	12,594	—	12,594	—
Other invested assets[1]	167,987	167,277	—	93,329	73,948
Separate account assets	314,678	314,678	261,315	51,175	2,188

Financial liabilities:
Separate account liabilities	314,678	314,678	261,315	51,175	2,188
Deposit-type contracts	30,883	24,529	—	—	24,529
Derivatives	7,659	7,659	—	7,659	—

	2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$4,964,390	$4,249,393	$157,156	$3,666,190	$426,047
Preferred stock	121,794	121,272	—	88,476	32,796
Common stock	12,703	12,703	43	985	11,675
Cash, cash equivalents and short term investments	143,461	146,685	146,685	—	—
Commercial mortgage loans	334,054	307,449	—	—	307,449
Policy loans	29,163	29,254	—	—	29,254
Derivatives	10,585	10,585	—	10,585	—
Other invested assets[1]	164,709	156,252	—	90,245	66,007
Separate account assets	365,211	365,211	259,732	103,397	2,082

Financial liabilities:
Separate account liabilities	365,211	365,211	259,732	103,397	2,082
Deposit-type contracts	26,926	18,507	—	—	18,507
Derivatives	6,562	6,562	—	6,562	—

1. Components of other invested assets not measured at fair value on a recurring basis are limited partnerships which are measured based on the equity method of accounting as outlined in Footnote 1. As of December 31, 2025 and 2024, limited partnerships of $628,273 and $607,563, respectively, are included as part of other invested assets on the face of the Balance Sheet.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the accompanying statutory-basis financial statements and notes thereto:

Cash, Cash Equivalents, and Short-Term Investments

The carrying amounts reported in the accompanying statutory- basis balance sheets for these financial instruments approximate their fair values due to the short-term maturities of these instruments.

Derivatives

Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical or similar instruments in markets that are active.

Investment Securities

Fair values for investment securities are based on market prices, or in the absence of published unit prices, or when amortized cost is used as the unit price, quoted market prices by other third-party organizations, where available. In some cases, such as private placements and certain mortgage-backed and asset backed securities, fair values are based on discounted expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Certain investments are measured utilizing net asset value (NAV) as a practical expedient to determine fair value. Common stock measured and reported at NAV are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Certain preferred stock, which do not have readily determinable fair values, and are investments in investment companies are measured utilizing NAV as a practical expedient.

Commercial Mortgage Loans

Fair values were determined by discounting expected cash flows based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics were aggregated in the calculations.

Other Invested Assets

Other invested assets are comprised of surplus debentures, residual equity tranches of certain LLC investments, and collateral loans. Surplus debentures are similar to corporate securities. The fair values of surplus debentures are primarily based on prices obtained from independent pricing services or may be obtained from independent third-party dealers in the absence of

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

quoted market prices. Collateral loans are valued at the lesser of par or recovery value. Collateral loans may also have an equity component as part of the funding vehicle structure. For the residual equity tranches, expected cash flows to the equity component are valued using a net present value calculation. The discount rates are internal rates of return that are calibrated to reflect market conditions and company-specific risks.

Separate Accounts

The fair value of the assets of the Separate Accounts in Level 1 are based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.

Modified guaranteed annuity (MGA) products, in Level 2, may be supported by corporate bonds, including those that are privately placed, residential mortgage backed securities (RMBS), ABS and cash equivalents. The primary inputs to the valuation for public corporate bonds and cash equivalents include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The primary inputs to the valuation for RMBS and ABS include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance, and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

The majority of these assets are corporate and mortgage-backed securities included in Level 2 of the fair value hierarchy.

Policy Loans

Policy loans typically carry an interest rate that is tied to the crediting rate applied to the related policy, and contract reserves, which approximates fair value.

Deposit-Type Liabilities

Fair values for the Company’s deposit-type liabilities are estimated using discounted cash flow calculations using interest rates equal to the risk-free rate plus a credit spread based on the Company’s credit rating.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The assets and liabilities held and reported at fair value at December 31, 2025, comprise the following:

	Level 1	Level 2	Level 3	Total
Assets at fair value
Preferred stock	$—	$68,724	$33,317	$102,041
Common stock	—	1,293	13,066	14,359
Derivative assets	—	12,594	—	12,594
Separate account assets	261,315	51,175	2,188	314,678

Total assets at fair value	$261,315	$133,786	$48,571	$443,672

Liabilities at fair value
Derivative liabilities	$—	$7,659	$—	$7,659
Separate account liabilities	261,315	51,175	2,188	314,678

Total liabilities at fair value	$261,315	$58,834	$2,188	$322,337

The assets and liabilities held and reported at fair value at December 31, 2024, comprise the following:

	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$55	$—	$55
Preferred stock	—	83,973	32,796	116,769
Common stock	43	985	11,675	12,703
Derivative assets	—	10,585	—	10,585
Separate account assets	259,732	103,397	2,082	365,211

Total assets at fair value	$259,775	$198,995	$46,553	$505,323

Liabilities at fair value
Derivative liabilities	$—	$6,562	$—	$6,562
Separate account liabilities	259,732	103,397	2,082	365,211

Total liabilities at fair value	$259,732	$109,959	$2,082	$371,773

The Company obtains Level 3 fair value measurements from independent, third-party pricing sources. The Company does not develop the significant inputs used to measure the fair value of these assets, and the information regarding the significant inputs is not readily available to us. Independent broker- quoted fair values are nonbinding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset is based solely on the receipt of an updated quote from a single market maker or a broker- dealer recognized as a market participant as the Company does not adjust broker quotes when used as the fair value measurement for an asset or liability.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The following tables present the roll forward of Level 3 assets and liabilities measured and reported at fair value:

	Common stock	Preferred stock	Separate accounts assets and liabilities	Total assets and liabilities

Beginning balance as of January 1, 2025	$11,675	$32,796	$2,082	$46,553
Total gains (losses) included in surplus	309	521	69	899
Purchases	1,082	—	136	1,218
Settlements	—	—	(99)	(99)

Ending balance as of December 31, 2025	$13,066	$33,317	$2,188	$48,571

	Common stock	Preferred stock	Separate accounts assets and liabilities	Total assets and liabilities

Beginning balance as of January 1, 2024	$11,675	$33,087	$2,061	$46,823
Total gains (losses) included in surplus	—	(291)	(37)	(328)
Purchases	—	—	307	307
Settlements	—	—	(249)	(249)

Ending balance as of December 31, 2024	$11,675	$32,796	$2,082	$46,553

5.	REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has various reinsurance agreements with non-affiliated third parties that enable it to limit the amount of exposure to any single insured.

The Company has the following reinsurance agreements with affiliated companies:

At December 31, 2025, the Company has a reinsurance agreement with WRAC, through which it cedes 100% of an in-force block of individual life policies on a coinsurance basis, effective January 1, 2012. Under this treaty, the company ceded $213,744 and $236,587 of policy and contract liabilities as of December 31, 2025 and 2024, respectively. The Company recorded $4,928 and $1,497 of reinsurance balances recoverable at December 31, 2025 and 2024, respectively, related to quarterly activity which the Company generally expects to settle within ninety days of year-end.

At December 31, 2025, the Company has a reinsurance agreement with WRAC, through which it cedes 50% of an in-force block of life policies and 100% of an in-force block of payout annuity

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

policies on a coinsurance funds withheld basis, effective October 1, 2021. Under this treaty, the company recorded $3,803,907 and $3,885,650 of funds held under reinsurance as of December 31, 2025 and 2024, respectively. The Company also recorded $20,397 and $8,580 of other amounts payable on reinsurance at December 31, 2025 and 2024, respectively, related to quarterly activity which the Company generally expects to settle within ninety days of year-end.

Effective January 1, 2022, the October 1, 2021, agreement with WRAC was amended to include a provision for changes in nonadmitted IMR related to the funds withheld portfolio. As a result of this amendment, the Company recorded an initial increase in special surplus funds of $ 58,954 in 2022 as a component of change in surplus as a result of reinsurance. During 2025 and 2024 surplus decreased $5,472 and $6,753, respectively, related to the amendment.

The Company has total reinsurance exposure of $4,402,889 and $4,587,102, as of December 31, 2025 and 2024, respectively, of which $4,364,637 and $4,545,814, respectively are with WRAC and account for 99% the overall exposure. The remaining 1% is with various non-affiliated third parties. These balances were deemed collectible for both 2025 and 2024.

The effects of reinsurance on life and accident & health premiums written and earned for the years ended December 31 are as follows:

	Written and Earned
	2025	2024	2023
Direct premiums	$180,074	$194,704	$164,916
Assumed premiums	863	1,595	1,332
Ceded premiums:
Affiliates	(70,729)	(78,757)	(63,907)
Non-affiliates	(35,949)	(34,339)	(41,130)

Net premiums	$74,259	$83,203	$61,211

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements as of and for the year ended by the following amounts:

	2025	2024	2023
Benefits paid or provided:
Affiliates	$175,318	$203,961	$386,425
Non-affiliates	38,943	52,550	61,055

Total benefits paid or provided	$214,261	$256,511	$447,480

Policy and contract liabilities:
Affiliates	$14,742	$34,629	$30,768
Non-affiliates	11,383	11,643	12,203

Total policy and contract liabilities	$26,125	$46,272	$42,971

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The in-force related to the above is reduced by reinsurance arrangements ceded to affiliates and non-affiliates as follows:

	2025	2024
Inforce:
Affiliates	$13,365,307	$14,335,675
Non-affiliates	5,943,140	7,058,832

Total inforce	$19,308,447	$21,394,507

Reinsurance treaties do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible. During 2025, no allowances were deemed necessary. During 2023 the Company recorded the effects of the Scottish Re US Inc. Liquidation and Injunction Order described below. No other allowances were deemed necessary.

The Company regularly evaluates the financial condition of its reinsurers. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any reinsurance contracts with risk-limiting features for the year ended December 31, 2025 or 2024.

Scottish Re

Scottish Re US Inc., a Delaware domiciled life and health reinsurer (Scottish Re), ceased writing new business in 2008. The blocks of reinsurance were managed under the terms of the treaties until continued deterioration of their financial condition forced Scottish Re into receivership in March 2019. On July 6, 2023, the Scottish Re Board of Directors unanimously consented to the entry of a Liquidation Order and waived formal service and hearing on the Motion. The Court issued a Liquidation and Injunction Order on July 18, 2023. Following that order, all reinsurance treaties with Scottish Re were cancelled effective September 30, 2023.

Following guidance issued by the NAIC under INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, the Company impaired the outstanding paid claim recoverables and asset transfer receivable. As of December 31, 2024 and 2023, the impaired claim recoverables was reported as an admitted asset. The impaired asset transfer receivable was reported as a nonadmitted asset. The write-off associated with these impairments during 2023 was $940 for the claim recoverable and $193 for the asset transfer receivable. There were no additional write-offs during 2025 and 2024.

The Company’s retained reserves increased $2,290 during 2023 relative to the commutation of Scottish Re treaties described above.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

6.	FEDERAL INCOME TAXES

WRAC, along with its life insurance subsidiaries, files a consolidated federal income tax return. Companies included in the consolidated return are as follows:

•	Wilton Reassurance Company
•	Wilton Reassurance Life Company of New York
•	Texas Life Insurance Company
•	Wilcac Life Insurance Company
•	Redding Reassurance Company 3, LLC
•	Redding Reassurance Company 4, LLC

The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon the separate return calculations with credit for net losses granted when utilized on a separate company basis or in consolidation.

Inter-company tax balances may be settled quarterly as the Company makes payments to, or receives payments from, WRAC for the amount the Company would have paid to, or received from, the Internal Revenue Service (IRS) had it not been a member of the consolidated tax group. The separate company provisions and payments are computed using the tax elections made by WRAC.

Pursuant to NY Circular Letter No. 1979-33 (December 20, 1979), in order to help assure the Company’s enforceable right to recoup federal income taxes in the event of future net losses, the Department has required that an escrow account consisting of assets eligible as an investment for the Company be established and maintained by its parent in an amount equal to the excess of the amount paid by the domestic insurer to the parent for federal income taxes over the actual payment made by the parent to the IRS. Escrow assets may be released to WRAC from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The Company and WRAC established the required escrow agreement effective October 1, 2007. The escrow balance was $19,177 and $11,708 at December 31, 2025 and 2024, respectively.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The components of the net deferred tax assets (liabilities) at December 31 are as follows:

	2025			2024

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$72,339	$455	$72,794	$70,527	$237	$70,764
Statutory valuation allowance	—	—	—	—	—	—

Adjusted gross deferred tax assets	72,339	455	72,794	70,527	237	70,764
Deferred tax assets nonadmitted	—	—	—	—	—	—

Subtotal net admitted deferred tax	72,339	455	72,794	70,527	237	70,764
Deferred tax liabilities	51,512	11,861	63,373	36,526	16,608	53,134

Net deferred tax assets (liabilities)	$20,827	$(11,406)	$9,421	$34,001	$(16,371)	$17,630

				Change During 2025
				Ordinary	Capital	Total
Gross deferred tax assets				$1,812	$218	$2,030
Statutory valuation allowance				—	—	—

Adjusted gross deferred tax assets				1,812	218	2,030
Deferred tax assets nonadmitted				—	—	—

Subtotal net admitted deferred tax				1,812	218	2,030
Deferred tax liabilities				14,986	(4,747)	10,239

Net deferred tax assets (liabilities)				$(13,174)	$4,965	$(8,209)

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The amount of adjusted gross deferred tax assets admitted under SSAP No. 101 is as follows:

	2025			2024

	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation	9,421	—	9,421	17,630	—	17,630
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	9,421	—	9,421	17,630	—	17,630
ii. Adjusted gross tax assets allowed limitation threshold	47,250	—	47,250	43,072	—	43,072
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	51,512	11,861	63,373	52,897	16,608	69,505

(d) Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$60,933	$11,861	$72,794	$70,527	$16,608	$87,135

				Change During 2025
				Ordinary	Capital	Total

(a) Federal income taxes paid in prior years loss carrybacks				$—	$—	$—
(b) Adjusted gross deferred tax assets expected to (excluding the amount of deferred tax assets after application of the threshold limitation				(8,209)	—	(8,209)
i. Adjusted gross deferred tax assets expected to following balance sheet date				(8,209)	—	(8,209)
ii. Adjusted gross tax assets allowed limitation				4,178	—	4,178
(c) Adjusted gross deferred tax assets (excluding deferred tax assets from (a) and (b) above) gross deferred tax liabilities				(1,385)	(4,747)	(6,132)

(d) Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))				$(9,594)	$(4,747)	$(14,341)

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Other admissibility criteria as defined under SSAP 101 are as follows:

Description	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	1,248.8%	1,122.1%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$315,002	$287,805

The Company’s tax planning strategies do not include the use of reinsurance.

The Company does not currently employ tax planning strategies to recognize the admission of any capital deferred tax assets.

Current income taxes incurred consist of the following:

	2025	2024	2023
Current income tax (benefit) expense	$7,251	$13,560	$11,091
Return to provision true-up	(2,205)	(5,640)	7,265

Current income tax (benefit) expense incurred from operations	5,046	7,920	18,356
Current income tax (benefit) expense on realized gains and losses	—	165	—

Total current income tax (benefit) expense	$5,046	$8,086	$18,356

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:

	2025	2024	Change	Character

Deferred tax assets:
Insurance reserves	$39,012	$37,349	$1,663	Ordinary
Deferred acquisition costs	14,641	13,694	947	Ordinary
Net Operating Losses	12,723	12,723	—	Ordinary
Compensation	5,708	6,175	(467)	Ordinary
Investments	455	237	218	Capital
Other	255	586	(331)	Ordinary

Total deferred tax assets	72,794	70,764	2,030
Non-admitted deferred tax assets	—	—	—

Admitted deferred tax assets	72,794	70,764	2,030

Deferred tax liabilities:
Premium receivable	408	408	—	Ordinary
Investments-capital	11,861	16,608	(4,747)	Capital
Investments-ordinary	51,104	36,118	14,986	Ordinary

Total deferred tax liabilities	63,373	53,134	10,239

Net admitted deferred tax asset (liabilities)	$9,421	$17,630	$(8,209)

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The change in net deferred income taxes including the tax effect of unrealized gains consists of the following:

	2025	2024	Change

Total deferred tax assets	$72,794	$70,764	$2,030
Total deferred tax liabilities	63,373	53,134	10,239

Net deferred tax assets (liabilities)	$9,421	$17,630	$(8,209)

Tax effect on unrealized gains	6,205	8,012	(1,807)

Change in net deferred income tax			$(10,016)

The total statutory income tax is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. Items causing these differences are as follows:

	Year Ended December 31
	2025	2024	2023

Provisions computed at statutory rate	$14,980	$7,764	$14,686
IMR	1,525	5,663	(1,111)
Dividend received deduction	(559)	(574)	(518)
Ceding commission in surplus	(268)	(307)	(365)
Other	(616)	(393)	(1,530)

Total statutory income taxes	$15,062	$12,153	$11,162

Federal income tax incurred	$5,046	$8,085	$18,356
Change in net deferred income taxes	10,016	4,068	(7,194)

Total statutory income taxes	$15,062	$12,153	$11,162

At December 31, 2025, the Company has an operating loss of $60,586, which does not have an expiration date and can be carried forward indefinitely. In addition, the Company has capital loss of $2,167 eligible for carryforward which will begin to expire after tax year 2030.

The Inflation Reduction Act enacted the Corporate Alternative Minimum Tax (CAMT) on August 16, 2022. The CAMT imposes a 15% minimum tax on the Adjusted Financial Statement Income (AFSI) of applicable corporations for taxable years beginning after December 31, 2022.

Based on an analysis of the average annual AFSI for the three preceding tax years, the Company has determined it falls within the safe harbor provisions provided in IRS Notice 2025-27 and is not considered an “applicable corporation” for the 2024 and 2025 tax years. Accordingly, no CAMT liability has been recognized in the accompanying financial statements.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

On July 4, 2025, the One Big Beautiful Bill Act (OBBBA) was enacted into law. The OBBBA includes several changes to the U.S. federal income tax system, including modifications to international tax provisions and business deductions. The Company has evaluated the provisions of the OBBBA and determined that they do not have a material impact on the Company’s financial statements, effective tax rate, or deferred tax assets and liabilities for the period ended December 31, 2025.

The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2025 and 2024.

The federal income tax returns for tax years 2022–2024 are open and subject to examination. Wilton Reassurance Company and its subsidiaries’ federal income tax return for 2020 and 2022 are currently under examination by the Internal Revenue Service.

As of December 31, 2025 and 2024, the Company had no uncertain tax positions.

7.	CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2025 and 2024, the Company exceeded the RBC requirements.

The Company is subject to statutory regulations of the State of New York. Under these regulations, the maximum amount of dividends which can be paid by a company to shareholders in any twelve month period without prior approval of the Department is restricted to the greater of 10% of surplus to policyholders as of the immediately preceding calendar year or net income less realized gains of the preceding year, which may be further limited. Dividends may be paid by the Company only from earned surplus. The Company can pay dividends of $65,951 in 2026 without prior regulatory approval. The Company must obtain prior approval from the Department on proposed dividend distributions in excess of the aforementioned limitations (i.e., an extraordinary dividend distribution).

The Company declared an ordinary dividend of $30,000 on December 2, 2025, which was paid on December 18, 2025. The Department acknowledged receipt of intention to pay the dividend on December 8, 2025. As this was an ordinary dividend, no approval was required. The dividend was paid out of unassigned funds.

The Company declared an ordinary dividend of $37,000 on December 3, 2024, which was paid on December 17, 2024. The Department acknowledged receipt of intention to pay the dividend on December 10, 2024. As this was an ordinary dividend, no approval was required. The dividend was paid out of unassigned funds.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

	2025	2024
Nonadmitted assets	$(46,769)	$(52,568)
AVR	(113,752)	(113,974)
Net unrealized capital gains (losses) less capital gains tax	21,498	28,295
Unauthorized reinsurance provision	(1,767)	(2,009)
Change in surplus as a result of reinsurance - Unamortized gain	6,017	7,293
Change in surplus as a result of reinsurance - Nonadmitted IMR	41,005	46,478

The Company had an unamortized deferred gain as a result of reinsurance of $6,017 and $7,293 recorded within special surplus funds at December 31, 2025 and 2024, respectively. The $1,276 decrease reflects the current year amortization as profits emerge on the underlying business.

8.	RELATED-PARTY TRANSACTIONS

Reinsurance transactions

See disclosures included in Note 5 - Reinsurance concerning certain inter-affiliate reinsurance transactions.

Services Agreement

Through the Services Agreement, Wilton Re Services provides certain accounting, actuarial and administrative services to the Company. Expenses incurred relating to this agreement amounted to $11,078, $10,767, and $10,264 for the years ended December 31, 2025, 2024, and 2023, respectively, and are recorded within general insurance expenses in the statutory-basis statements of operations.

The Company reported amounts receivable from its affiliate, Wilton Re Services, of $0 and $325 at December 31, 2025 and 2024, respectively.

The Company reported amounts payable to its affiliate, Wilton Re Services, of $522 and $0 at December 31, 2025 and 2024, respectively.

Under the Services Agreement, the Company incurs charges related to employee compensation which includes a Long-Term Incentive Program (LTIP), an Equity Incentive Program (EIP) and an Equity Participation Plan (EPP). These incentive programs vest over varying periods of time between one and four years, after which final unit values are determined based on actual performance. The Company has been allocated a share of the expense with the payable for these incentive programs carried as a component of general expenses due and accrued. Once the vesting period is complete and the incentive awards are paid, the Company’s payable will be settled with Wilton Re Services. At December 31, 2025 and 2024, included within accounts payable and general expenses due and accrued in the statutory-basis balance sheets, is the Company’s payable of $21,845 and $26,698,

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

respectively, resulting in incurred expenses of $7,271, $9,408, and $11,688 for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company settled $12,125, $5,014, and $4,383 with Wilton Re Services related to vested awards paid on April 11, 2025, April 12, 2024, and April 14, 2023, respectively.

Wilton Re Distributors LLC

During 2024, the Company entered into a Principal Underwriting Agreement with its affiliate, Wilton Re Distributors LLC (WDLC). Under the agreement, WDLC serves in a limited role whose principal purpose is to provide broker-dealer services for the closed block pursuant to the selling agreements. The Company agrees to assume on behalf of WDLC the responsibility for the processing and payment of trail commissions. The Company pays WDLC a fee equal to all expenses, direct and indirect. The expenses incurred relating to this agreement amounted to $1,463 and $612 as of December 31, 2025 and 2024, respectively. The Company recorded a payable to WDLC of $109 and $99 as of December 31, 2025 and 2024, respectively.

9.	COMMITMENTS AND CONTINGENCIES

Funding of Investments

The Company’s commitments to limited partnerships as of December 31, 2025, are presented in the following table:

	2025
	Commitment	Unfunded
Limited partnerships	$809,263	$177,605

The Company anticipates that the majority of its current limited partnership commitments will be invested over the next five years; however, these commitments could become due at any time at the request of the counterparties.

Legal Proceedings

In the normal course of business, the Company is occasionally involved in litigation, principally from claims made under insurance policies and contracts. The ultimate disposition of such litigation is not expected to have a material adverse effect on the Company’s financial condition, liquidity or results of operations.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

10.	RESERVES

The Company’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions at December 31, are summarized as follows:

	2025		2024

A. Individual Annuities	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
With fair value adjustment	$50,254	1.5%	$62,758	1.8%
At book value less current surrender charge of 5% or more	615	—	1,164	—
At fair value	147,407	4.5	148,766	4.3

Total with adjustment or at market value	198,276	6.0	212,688	6.2

At book value without adjustment (minimum or no charge or adjustment)	876,409	26.5	975,694	28.4
Not subject to discretionary withdrawal	2,230,478	67.5	2,249,683	65.4

Total annuity reserves and deposit fund liabilities—before reinsurance	3,305,163	100.0%	3,438,065	100.0%

Less reinsurance ceded	2,211,134		2,242,039

Net annuity reserves and deposit fund liabilities	$1,094,029		$1,196,026

	2025		2024

B. Group Annuities	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
With fair value adjustment	$17,024	7.4%	$18,854	7.7%
At book value less current surrender charge of 5% or more	1,684	0.7	1,570	0.6
At fair value	77,334	33.8	76,227	31.2

Total with adjustment or at market value	96,042	41.9	96,651	39.5

At book value without adjustment (minimum or no charge or adjustment)	124,193	54.3	139,085	56.8
Not subject to discretionary withdrawal	8,630	3.8	8,953	3.7

Total annuity reserves and deposit fund liabilities—before reinsurance	228,865	100.0%	244,689	100.0%

Less reinsurance ceded	59,496		65,389

Net annuity reserves and deposit fund liabilities	$169,369		$179,300

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

	2025		2024

C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
With fair value adjustment	$—	—%	$—	—%
At book value less current surrender charge of 5% or more	—	—%	—	—%
At fair value	4	—%	5	—%

Total with adjustment or at market value	4	—%	5	—%

At book value without adjustment (minimum or no charge or adjustment)	—	—%	—	—%
Not subject to discretionary withdrawal	343,145	100.0%	378,592	100.0%

Total annuity reserves and deposit fund liabilities—before reinsurance	343,149	100.0%	378,597	100.0%

Less reinsurance ceded	312,116		351,521

Net annuity reserves and deposit fund liabilities	$31,033		$27,076

Of the total net annuity reserves and deposit fund liabilities of $1,294,431 and $1,402,404 at December 31, 2025 and 2024, respectively, $1,018,156 and $1,113,589 is included in the general account and $276,275 and $288,815 is included in the separate account, respectively.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

The Company’s life reserves that are subject to discretionary withdrawal, surrender values, or policy loans and not subject to discretionary withdrawal or no cash value provisions at December 31 are summarized as follows:

	2025			2024

	Account			Account

A. General Account	Value	Cash Value	Reserve	Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender or policy loans:

a. Term policies with cash value	$—	$17,408	$20,223	$—	$17,993	$20,913
b. Universal life	535,926	543,851	577,539	566,220	574,307	608,955
c. Universal life with secondary guarantees	364,004	322,506	589,250	360,597	311,024	569,001
d. Indexed universal life	—	—	—	—	—	—
e. Indexed universal life with secondary	82,395	64,464	67,866	77,723	57,129	62,067
f. Indexed life	—	—	—	—	—	—
g. Other permanent cash value life insurance	—	7,401	8,963	—	7,325	8,967
h. Variable life	—	—	—	—	—	—
i. Variable universal life	2,656	2,634	2,039	2,125	2,095	2,117
j. Miscellaneous reserves	—	60,716	115,761	—	64,756	110,611
(2) Not subject to discretionary withdrawal or no
a. Term policies without cash value	XXX	XXX	342,638	XXX	XXX	363,208
b. Accidental death benefits	XXX	XXX	130	XXX	XXX	138
c. Disability—active lives	XXX	XXX	6,499	XXX	XXX	6,771
d. Disability—disabled lives	XXX	XXX	20,891	XXX	XXX	21,827
e. Miscellaneous reserves	XXX	XXX	904,862	XXX	XXX	972,330

(3) Total (gross: direct + assumed)	984,981	1,018,980	2,656,661	1,006,665	1,034,629	2,746,905
(4) Reinsurance ceded	545,017	559,224	1,758,931	562,183	573,017	1,851,159

(5) Total (net) (3) - (4)	$439,964	$459,756	$897,730	$444,482	$461,612	$895,746

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

	2025			2024

	Account			Account

B. Separate Account Guaranteed	Value	Cash Value	Reserve	Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender or policy loans:

a. Term policies with cash value	$—	$—	$—	$—	$—	$—
b. Universal life	—	—	—	—	—	—
c. Universal life with secondary guarantees	—	—	—	—	—	—
d. Indexed universal life	—	—	—	—	—	—
e. Indexed universal life with secondary	—	—	—	—	—	—
f. Indexed life	—	—	—	—	—	—
g. Other permanent cash value life insurance	—	—	—	—	—	—
h. Variable life	—	—	—	—	—	—
i. Variable universal life	—	—	—	—	—	—
j. Miscellaneous reserves	—	—	—	—	—	—
(2) Not subject to discretionary withdrawal or no
a. Term policies without cash value	XXX	XXX	—	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—	XXX	XXX	—
c. Disability—active lives	XXX	XXX	—	XXX	XXX	—
d. Disability—disabled lives	XXX	XXX	—	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—

(3) Total (gross: direct + assumed)	—	—	—	—	—	—
(4) Reinsurance ceded	—	—	—	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—	$—	$—	$—

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

	2025			2024

	Account			Account

C. Separate Account Nonguaranteed	Value	Cash Value	Reserve	Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender or policy loans:

a. Term policies with cash value	$—	$—	$—	$—	$—	$—
b. Universal life	—	—	—	—	—	—
c. Universal life with secondary guarantees	—	—	—	—	—	—
d. Indexed universal life	—	—	—	—	—	—
e. Indexed universal life with secondary	—	—	—	—	—	—
f. Indexed life	—	—	—	—	—	—
g. Other permanent cash value life insurance	—	—	—	—	—	—
h. Variable life	—	—	—	—	—	—
i. Variable universal life	30,319	28,492	28,383	25,762	24,873	25,073
j. Miscellaneous reserves	—	—	—	—	—	—
(2) Not subject to discretionary withdrawal or no
a. Term policies without cash value	XXX	XXX	—	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—	XXX	XXX	—
c. Disability—active lives	XXX	XXX	—	XXX	XXX	—
d. Disability—disabled lives	XXX	XXX	—	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	346	XXX	XXX	304

(3) Total (gross: direct + assumed)	30,319	28,492	28,729	25,762	24,873	25,377
(4) Reinsurance ceded	—	—	—	—	—	—

(5) Total (net) (3) - (4)	$30,319	$28,492	$28,729	$25,762	$24,873	$25,377

11.	PREMIUM AND ANNUITY CONSIDERATIONS

Deferred and uncollected life insurance premiums, net of reinsurance, at December 31 were as follows:

	2025		2024

	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$2,694	$2,693	$4,437	$4,437

For 2025, 2024, and 2023, the Company recognized premiums related to life participating policies of $5, $10, and $16, respectively. These amounts represented less than one-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $28, $31, and $10 in 2025, 2024, and 2023, respectively, to participating policyholders and did not allocate additional income. All of the Company’s accident and health contracts were nonparticipating.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

12.	SEPARATE ACCOUNTS

The Company’s Separate Accounts were attributed to the following products as December 31:

	2025		2024

	Legally Insulated Assets	Not Legally Insulated Assets	Legally Insulated Assets	Not Legally Insulated Assets

Variable annuity contracts	$230,324	$—	$230,257	$—
Variable life policies	29,023	—	25,757	—
Modified guaranty annuity	—	55,331	—	109,197

Total	$259,347	$55,331	$256,014	$109,197

Separate Accounts held by the Company are for variable annuity contracts, variable life policies, and MGA contracts. The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission (SEC). As of December 31, 2025 and 2024, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

Variable annuity and variable life business allows the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.

The assets and liabilities of MGA contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. MGA products are non-unitized products, most of which are not registered with the SEC. The Separate Account for MGA products provides the opportunity for the contractholder to invest in one or any combination of up to ten interest rate guarantee periods. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustments. MGA business is included in the Nonindexed Guarantee Less than/ equal to 4% or the Nonindexed Guarantees More than 4% column of the following tables.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $638, $444, and $430 in 2025, 2024, and 2023, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $50, $86 and $826 in 2025, 2024, and 2023, respectively.

In connection with the disposal of the Company’s variable annuity business to Prudential Insurance Company of America (Prudential) in 2006, there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s statutory-basis balance sheets, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the statutory-basis statements of operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61. The Separate Account balances related to the modified coinsurance reinsurance were $207,747 and $206,898 as of December 31, 2025 and 2024, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $109,053 and $124,158 as of December 31, 2025 and 2024, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

Information regarding the Company’s Separate Accounts as of December 31 was as follows:

	2025

	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$—	$—	$2,315	$2,315

Reserves as of December 31 For accounts with assets at:
Fair value	46,603	—	230,670	277,273

Total reserves	$46,603	$—	$230,670	$277,273

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$45,513	$—	$—	$45,513
At fair value	—	—	224,617	224,617
At book value without market value adjustment and with current surrender charge of less than 5%	1,090	—	—	1,090

Subtotal	$46,603	$—	$224,617	$271,220
Not subject to discretionary withdrawal	—	—	6,053	6,053

Total	$46,603	$—	$230,670	$277,273

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

	2024

	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$—	$—	$2,116	$2,116

Reserves as of December 31 For accounts with assets at:
Fair value	59,027	—	230,673	289,700

Total reserves	$59,027	$—	$230,673	$289,700

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$57,774	$—	$—	$57,774
At fair value	—	—	224,683	224,683
At book value without market value adjustment and with current surrender charge of less than 5%	1,253	—	—	1,253

Subtotal	$59,027	$—	$224,683	$283,710
Not subject to discretionary withdrawal	—	—	5,991	5,991

Total	$59,027	$—	$230,674	$289,701

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

Reconciliation of net transfers to or (from) the Separate Accounts for the years ended December 31 was as follows:

	2025	2024	2023
Transfers as reported in the Summary of Operations of the Separate Accounts Statement
Transfers to Separate Accounts	$2,315	$2,116	$2,241
Transfers from Separate Accounts	50,165	60,776	69,129

Net transfers to (from) Separate Accounts	(47,850)	(58,660)	(66,888)
Reconciling adjustments	2,112	13	1,350

Transfers as reported in the Statements of Operations	$(45,738)	$(58,647)	$(65,538)

13.	Federal Home Loan Bank Funding Agreement

The Company became a member of the Federal Home Loan Bank of New York (FHLB) in 2024 and intends to utilize this membership to enhance liquidity for operations. The Company is required to hold a certain amount of FLHB common stock as a requirement of membership. Due to this requirement, the sale of this stock is restricted.

 WILTON REASSURANCE LIFE COMPANY OF NEW YORK

 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

 AS OF DECEMBER 31, 2025 AND 2024

 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

 (Amounts in thousands of US Dollars, except share amounts)

At December 31, 2025 and 2024, the carrying value of the FHLB common stock, which is reported in common stock on the Company’s statutory-basis balance sheet, was $1,294 and $985, respectively. The FHLB membership stock (class B) is subject to redemption on five years written notice to the FHLB.

As of December 31, 2025, the Company had assets with a statutory carrying value of $2,580 and a fair value of $2,172 set aside in a collateral account to support FHLB financing. As of December 31, 2024, the Company did not pledge any assets as collateral to support FHLB financing. The Company has determined the estimated maximum borrowing capacity as $941,418 and $137,538 as of December 31, 2025 and 2024, respectively. Note that this is an estimate based on the FHLB guidelines and actual capacity would be subject to review by the FHLB. Funding capacity is further limited by the quality and quantity of collateral available to pledge. The Company had no borrowings related to FHLB funding agreements at December 31, 2025 and 2024.

14.	SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events through April 9, 2026, the date the statutory-basis financial statements were available to be issued. The following event occurred subsequent to December 31, 2025:

Quinquennial Exam Notification

In February 2026, the Company was notified that it is scheduled to be examined by its state of domicile as of December 31, 2025, in connection with the Company’s quinquennial review requirements. The examination is scheduled to commence in the first half of 2026.

No additional subsequent event has occurred which would require an adjustment or disclosure.

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